            Allmerica Financial Services         Annual Report
--------------------------------------------------------------------------------
                       December 31, 1998
                                                 Allmerica IRA



[LOGO APPEARS HERE]                              1998

                            Table of Contents    1

--------------------------------------------------------------------------------


                         General Information..............................  2
                         A Letter from the President......................  3
                         Performance Disclosure...........................  4
                         Domestic & International Equity Market Overview..  6
                         Select Aggressive Growth Fund....................  8
                         Select International Equity Fund.................  9
                         Growth Fund...................................... 10
                         Equity Index Fund................................ 11
                         Bond & Money Market Overview..................... 12
                         Investment Grade Income Fund..................... 14
                         Government Bond Fund............................. 15
                         Money Market Fund................................ 16

                         Financials.......................................F-1

                         See Client Notices on page F-42.

                         A particular Fund may not be available under the group variable annuity which you have chosen. The Prospectus of the group annuity product you have chosen will indicate which Funds are available. Inclusion in this annual report of a Fund which is not available under your policy is not to be considered a solicitation.

                            General Information   2

--------------------------------------------------------------------------------


Officers of First Allmerica
Financial Life Insurance Company

John F. O'Brien, President, CEO
Edward J. Parry, III, Vice President, CFO and Treasurer
Abigail M. Armstrong, Secretary and Counsel

Investment Manager
Allmerica Financial Investment Management Services, Inc.
440 Lincoln Street, Worcester, MA 016531

General Distributor
Allmerica Investments, Inc.
440 Lincoln Street, Worcester, MA 01653

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110

Custodian
Bankers Trust Company
16 Wall Street, New York, NY 10005

Legal Counsel
Ropes & Gray
One International Place, Boston, MA 02110

Administrator
First Data Investor Services Group
4400 Computer Drive, Westborough, MA 01581

Officers of Allmerica Investment Trust (AIT)
Richard M. Reilly, President
George M. Boyd, Secretary

Board of Trustees of AIT
John F. O'Brien, Chairman
P. Kevin Condron1
Cynthia A. Hargadon1
Gordon Holmes1
John P. Kavanaugh
Bruce E. Langton1
Attiat F. Ott1
Richard M. Reilly
Ranne P. Warner /1/

/1/ Independent Trustees


Investment Sub-Advisers

Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653
  Equity Index Fund
  Investment Grade Income Fund
  Government Bond Fund
  Money Market Fund

Bank of Ireland Asset Management (U.S.) Limited
U.S. Offices: 20 Horseneck Lane, Greenwich, CT 06830
Main Offices: 26 Fitzwilliam Place, Dublin 2, Ireland
  Select International Equity Fund

Miller Anderson & Sherrerd, LLP
One Tower Bridge, West Conshohocken, PA 19428
  Growth Fund

Nicholas-Applegate Capital Management, L.P.
600 West Broadway - Suite 2900, San Diego, CA 92101
  Select Aggressive Growth Fund

                       A Letter From The President   3
--------------------------------------------------------------------------------

Dear Client:

1998 marked an unprecedented fourth straight year of returns greater than 20% as measured by the S&P 500/R/ Index.

The final year-end numbers though, mask the high drama investors experienced during the course of the year. The S&P 500/R/ Index had one of its most volatile years, rising over 20% through June, plummeting 19% during the next two months, and rallying to record the strongest fourth quarter return since 1926. Even while the S&P 500/R/ Index increased 28.6% for the year, it was driven by a narrow group of stocks. Fifteen stocks represented half of the gain of the entire index, while the average stock in the S&P 500/R/ increased only 13.9%. Stocks of smaller companies fared even worse, declining 2.6% as measured by the Russell 2000 Index.

Overseas markets struggled with their own issues. The European community prepared to introduce a common currency on January 1, 1999. Russia devalued the ruble causing a broad decline in many emerging markets, and Japan continued to struggle with a stubborn recession.

The bond market offered few places to hide. Russia's devaluation spurred fixed income investors to sell otherwise solid credits and fly to the safety of U.S. Treasuries. It was only after the Federal Reserve lowered interest rates three times that investors began buying again and both the U.S. stock and bond markets rallied.

Some investors wonder why they needed "professional" advise in 1998 when they could have bought an index fund or a few internet stocks. We feel very strongly that times change, fads change and ultimately investment returns are driven by company and industry fundamentals. Our investment managers employ disciplined investment strategies that have been proven over time. They structure their portfolios to capture today's opportunities while worrying about tomorrow's potential decline.

Our manager of managers program is structured to provide formal oversight of each manager's organization and investment performance. This structure is costly but we believe it provides a higher level of service to our clients. Results have been strong and we are proud to report that almost three-quarters of our investment managers outperformed their peer groups during both 1998 and the trailing three-year period as measured by Lipper, Inc.

In addition, we continue to look for ways to improve our investment program. In February, we introduced two new funds to broaden your investment options: Select Emerging Markets Fund and Select Strategic Growth Fund. In February, the board voted to hire T. Rowe Price Associates as the new sub-adviser for the Select Capital Appreciation Fund. For more information on these and all of the funds, we urge you to read the market overviews and managers' commentaries found later in this report.

Once again, we urge you to work closely with your financial advisor to build a diversified portfolio, not only to succeed in good times, but to protect the value of your assets in bad times.

On behalf of the Board of Trustees,

/s/ John F. O'Brien
John F. O'Brien

President, CEO
First Allmerica Financial Life Insurance Company

                          Performance Disclosure   4
--------------------------------------------------------------------------------


Allmerica IRA
Average Annual Total Returns as of 12/31/98

Total returns for the fund options shown in this report do not reflect fees charged on the separate account level. Refer to the disclosure of the specific product for such fee information.

For more information about the performance of the underlying funds, see the Performance Reviews beginning on page 8.


Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more than their original cost.

                                   Overview
--------------------------------------------------------------------------------

              Domestic & International Equity Market Overview   6
--------------------------------------------------------------------------------

1994:
Federal Reserve Board raises interest rates six times, stalling equity markets even while corporate earnings continued to grow.

1995:
Favorable economic conditions result in large gains for the U.S. equity markets. Europe turns in strongest performance of international equity markets.

1996:
Despite a volatile marketplace, the U.S. stock market performs well. Internationally, European countries post the most impressive gains.

1997:
Robust economic growth, declining interest rates and low unemployment produce a third consecutive year of unprecedented gains for the U.S. stock market.

1998:
Worldwide economic problems cause considerable volatility for stocks. Yet, the market posts its fourth consecutive year of double-digit gains.

1998 proved to be one of the most volatile years for the stock market since the crash of 1987. Widely expected by many investors to be a cooling off period for stocks, the past year brought a series of ups and downs -- and double-digit gains -- to the market. In fact, it proved to be the fourth straight year of plus- 20% returns for the S&P 500/R/ Index.

The roller coaster ride for stocks began mid-year as economic turmoil in Asia, Russia and Latin America resulted in increased investor concern. This turmoil produced a third quarter of market extremes. In July, the market posted an all-time high. But August brought a severe correction as investors feared lower worldwide demand for goods and services would lead to slower earnings growth for U.S. corporations.

But slower earnings growth proved not to deter investors altogether. While they fled investments exposed to international market risk, they favored the safety and predictability of large-company U.S. stocks -- regardless of how vastly overpriced they seemed.

Once the Federal Reserve cut interest rates for the third time in November, investors returned to the market in full force. They poured money into a small group of large-company stocks, sending broad market indexes soaring to another year of strong performance. In fact, S&P 500/R/ performance was dominated throughout the year by only a few high-powered names such as Microsoft Corp., Dell Computer Corp., Intel Corp.

While large-cap gains outpaced both small- and mid-cap stocks and drove overall market performance, technology led sector performance for the year. Internet-related stocks, in particular, drove results even higher. Specifically, companies such as Amazon.com, an on-line book seller and eBay.com, an on-line auction service, saw their market values explode. Although these Internet stocks are not included in the S&P 500/R/ Index, they helped bolster the entire technology sector. Investors seemed to feel that any company involved in computers would benefit from an Internet-driven surge in demand.



Despite the ongoing   [GRAPHIC OF      Encouraged by the     [MAP OF EUROPE
Asian crisis, stocks   GRAPH]          upcoming monetary      GRAPHIC]
benefit from low                       union, Europe leads
interest rates and                     global performance.
a steady economy.

1998

JAN             FEB                               MAR            APR       MAY       JUN

--------------------------------------------------------------------------------------------------------
 [COMPUTER      Technology, led by                                                   Massive economic
  GRAPHIC]      Internet-related stocks,                                             problems in Russia,
                is the best-performing                                               send shock waves
                industry sector for                                                  through the world's
                the year.                                                            financial markets.

              Domestic & International Equity Market Overview   7
--------------------------------------------------------------------------------

Other top-performing industry groups in 1998 were telecommunications which benefited from merger and acquisition activity, and retailers, which fared well as a result of strong consumer spending. On the other hand, market laggards were dominated by oil services, which felt the painful effects of sharply declining crude oil prices.

On the international front, Europe performed well in 1998, encouraged by the anticipated monetary union. In fact, Greece's stock market, led all global performers with a smashing 86% return. Countries such as Italy and Belgium also performed particularly well in this region.

However, results from emerging market countries weren't as rosy. Currency concerns plagued Asia for much of 1998. While Japan's stock market went through a series of ups and downs, countries like Thailand and Korea started taking serious measures to turn their economies around -- and it definitely made a difference. South Korea proved to be one of the top-performing countries during 1998.

Russia, however, wasn't so favored. By mid-year, massive economic problems and a large devaluation in the ruble caused investors to flee Russian stocks and bonds, sending shock waves throughout the world's financial markets.

As a result of Russia's economic collapse, investors grew more concerned about what the impact would be on other emerging markets. These worries particularly affected Brazil, which unlike Russia, managed to keep currency devaluation at bay thanks to support from the U.S., promises of reform and higher interest rates. Unfortunately, the higher cost of borrowing stunted economic growth and sent Brazil's economy into a recession.

Economic problems weren't confined to just Brazil, however. Slumping prices for crude oil and other commodities curbed economic growth in other parts of Latin America as well. Because oil prices make up about 70% of the government's revenue, Venezuela was particularly hard hit. Political concerns also were a factor here and combined to produce one of the worst-performing markets for the year.

Currently, uncertainty exists throughout the world's stock markets. In the U.S., stable interest rates and low inflation bode well for the stock market, but slower corporate earnings growth continues to be a concern. In Europe, the introduction of the Euro, the new single currency for Europe, should benefit the region. However, slower earnings growth remains a concern. And although Japan and most of Asia appear to be on the road to economic recovery, great uncertainty still exists in these markets.

Given the unsettled nature of the global economy, it will be difficult for the U.S. stock market to continue its four-year string of outstanding returns.




[SKYLINE/BRIDGE    As a result of       [OIL DRILL-    Sharply declining oil
 GRAPHIC APPEARS   worldwide economic    ING MACHIN-   prices cause the
 HERE]             unrest, investors     ERY GRAPHIC]  emerging markets of
                   favor the safety                    Latin America to suffer.
                   of large-company
                   stocks, which drive
                   performance for
                   the year.

JUL       AUG       SEP                                     OCT            NOV       DEC
------------------------------------------------------------------------------------------------------------
                                                                                     Uncertainty exists
                                                                                     throughout the world's
                                                                                     stock markets as
                    [COURTHOUSE    The Federal Reserve                               investors predict a
                    GRAPHIC]       cuts interest rates                               slower year for
                                   three times prompting                             corporate earnings --
                                   investors to favor a                              and more normal
                                   small group of                                    results from the
                                   large-company stocks.                             stock market.

                      Select Aggressive Growth Fund    8
--------------------------------------------------------------------------------


With a total return of 10.56% for the one-year period ended December 31, 1998, the Select Aggressive Growth Fund outpaced the 0.38% return of the Russell 2500 Index for the same period.

Although large-cap stocks drove market performance overall, both small- and mid-cap holdings performed well for the Fund in 1998.

Several reasons accounted for the Fund's favorable results. First, superior stock selection in the technology, consumer services and retail trade sectors boosted performance. Not only did Fund holdings such as Dell Computer Corp., EMC Corp., and Best Buy, Inc. all deliver triple-digit returns, but the sharp price appreciation in internet-related stocks, such as Yahoo, Inc. also enhanced returns.

During the past year, the Fund's managers also held fewer investments relative to the benchmark in out-of-favor market sectors. While the Russell 2500 Index held an average weighting of 18% and 14% in financial services and producer/manufacturing, respectively, the Fund's managers chose to hold an average weighting of just 5% and 9% in these sectors. As a result, the Fund garnered additional results.

Entering 1999, the Fund's managers have a positive outlook on many sectors, including commercial/industrial, consumer durables, consumer non-durables, health care services, retail trade and technology.

Despite concerns about deflation and earnings growth, the managers are optimistic about the small- and mid-cap markets. They also caution that given the slowdown in worldwide growth, investors should anticipate more moderate returns in the future.



----------------------------

Investment Sub-Adviser
Nicholas-Applegate Capital
Management, L.P.

About the Fund

Invests in companies whose
potential for rapidly growing
earnings is not fully reflected
in their stock price.


Portfolio Composition

As of December 31, 1998,
the sector allocation
of net assets was:


Technology                  22%

Computers and Software      12%

Consumer Products           10%

Durable Goods               10%              [GRAPH APPEARS HERE]

Health Services              7%

Finance                      7%

Chemicals and Drugs          6%

Retail                       6%

Consumer Services            4%

Other                       16%



                         Average Annual Total Returns

Years ended December 31, 1998              1 Year     5 Years     Life of Fund
Select Aggressive Growth Fund              10.56%      14.99%      18.11%
Russell 2500 Index                         00.38%      14.13%      16.27%
Lipper Capital Appreciation Funds Average  19.99%      14.97%      15.87%

                   Growth of a $10,000 Investment Since 1992

                             [GRAPH APPEARS HERE]


                    Select Aggressive
                    Growth Fund                       Russell 2500 Index

8/92                    $10,000                              $10,000
12/98                   $28,801                              $26,072


The Select Aggressive Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2,500 small-to-mid capitalization stocks. The Lipper Capital Appreciation Funds Average is a non-weighted average of 280 funds within the capital appreciation investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

                     Select International Equity Fund    9
--------------------------------------------------------------------------------

For the one-year period ended December 31, 1998, the Select International Equity Fund returned 16.48% versus the 20.33% return of the Morgan Stanley EAFE Index.

During 1998, the Growth in Telecommunications theme outperformed all other themes for the Fund. Both the growth in the mobile phone market and the privatization of Europe's telecommunications companies contributed to its strength. New partnerships also fueled the market as companies such as Mannesmann of Germany and Olivetti of Italy teamed up to provide international phone service.

Holdings in Vodaphone also benefited from announced links with Lucent Technologies to market wireless technology.

The Healthcare Needs theme also added results. In response to the market turbulence in the third quarter, investors sought the stable earnings of pharmaceutical stocks. As a result, holdings such as Glaxo Wellcome and Hoechst made particularly strong contributions to the portfolio.

British American Tobacco was a top performer in the Leading Consumer Franchise theme. These shares were bolstered by news of the successful spin-off of Allied Zurich, its financial services business, and favorable news about U.S. litigation.

On the downside, stocks in the Infrastructural Development, Tech-nological Innovation and Expanding Financial Services in Developing Markets themes were the poorest performers due to their significant exposure to the Far East.

Looking ahead, the Fund's managers plan to concentrate on European stocks that they believe will prosper in the new single currency environment as well as selected companies in Japan.

                         Average Annual Total Returns

Years ended December 31, 1998       1 Year     5 Years     Life of Fund
Select International Equity Fund    16.48%       N/A          12.26%
Morgan Stanley EAFE Index           20.33%      9.50%         08.41%
Lipper International Funds Average  13.05%      7.69%         07.57%

                   Growth of a $10,000 Investment Since 1994

[GRAPH APPEARS HERE]


                    Select International          Morgan Stanley
                    Equity Fund                   EAFE Index

 5/94                   $10,000                      $10,000
12/98                   $17,161                      $14,582

The Select International Equity Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Funds Average is a non-weighted average of 596 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser
Bank of Ireland Asset Management (U.S.) Limited

About the Fund

Seeks maximum long-term total return by investing in established non-U.S. companies based on fundamental value and strong opportunities.

                            Portfolio Composition

As of December 31, 1998, the country
allocation of net assets was:

United Kingdom      30%

Japan               14%

Switzerland         13%

Netherlands          9%                 [GRAPH APPEARS HERE]

Germany              9%

France               8%

Australia            4%

Italy                3%

Cash Equivalents     4%

Other                6%

                              Growth Fund     10
--------------------------------------------------------------------------------

With a total return of 19.32% for the one-year period ended December 31, 1998, the Growth Fund trailed the 28.58% return of the S&P 500/R/ Index for the same period.

During the past year, the stock market confounded many experts by acting contrary to long-held investment principles. It favored mega-sized companies, overvalued growth stocks, and high-priced consumer staple stocks over defensively priced cyclicals, and issues with high, instead of low, P/E ratios.

In addition to these factors, sector selection accounted for some missed results as the Fund was underweighted in retail, one of the strongest performing sectors, yet overweighted in basic resources and consumer durables, two poorly performing sectors.

To better position the Fund, the managers gradually shifted the portfolio balance from more value-oriented stocks to more growth-oriented. This shift was achieved by steadily reducing positions in economically sensitive sector stocks and reallocating resources into other sectors.

Financials, utilities and health care were increased. Technology holdings were also increased to a large sector weighting in the portfolio. As a result, the portfolio outperformed the S&P 500/R/ Index during the fourth quarter -- the strongest fourth calendar quarter since 1926.

Looking ahead, the Fund's managers see mixed signals for domestic equities but believe their broadly diversified portfolio is well-positioned for investors.

Investment Sub-Adviser
Miller Anderson & Sherrerd, LLP

About the Fund

Seeks long-term growth of capital by investing in stocks that are believed to represent significant underlying value.

Portfolio Composition

As of December 31, 1998, the sector
allocation of net assets was:

Durable Goods            18%

Finance                  18%

Technology               15%

Chemicals and Drugs      10%            [GRAPH APPEARS HERE]

Utilities                 8%

Consumer Products         7%

Consumer Staples          5%

Retail                    5%

Broadcasting              4%

Other                    10%

                         Average Annual Total Returns

Years ended December 31, 1998            1 Year    5 Years    10 Years
Growth Fund                              19.32%     19.01%     16.98%
S&P 500/R/ Index                         28.58%     24.06%     19.20%
Lipper Growth and Income Funds Average   15.61%     18.35%     15.53%

                   Growth of a $10,000 Investment Since 1988

                             [GRAPH APPEARS HERE]

                      Growth Fund                 S&P 500 Index

12/88                   $10,000                      $10,000
12/98                   $47,973                      $57,864

The Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500/R/ Index is an unmanaged index of 500 leading stocks. S&P 500/R/ Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth and Income Funds Average is a non-weighted average of 879 funds within the Growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

                            Equity Index Fund   11
--------------------------------------------------------------------------------

For the one-year period ended December 31, 1998, the Equity Index Fund reported a total return of 28.33% essentially matching the 28.58% return of the S&P 500/R/ Index for the same period.

During 1998, the S&P 500/R/ Index enjoyed a stellar year of performance. More significantly, it posted a greater than 20% return -- for the fourth year in a row. This was in spite of a volatile third quarter marked by a global financial crisis, particularly in Russia, and the Long Term Capital debacle which erased many of the year-to-date gains at the time, temporarily.

Fueled by several credit-easing moves taken by the Federal Reserve later in the year, the market rebounded. Led by companies associated with the Internet, particularly E-commerce companies, the market was further catapulted by the prospect of more shoppers migrating to virtual stores.

In addition, specific company performance added to overall market gains. During the year, Microsoft and General Electric proved to be the largest contributors while traditional cyclical stocks such as Dupont and Caterpillar finished 1998 among the market's laggards.

Other companies detracting from results were Schlumberger, an oil field service company which suffered from declining oil prices, and Citigroup, the result of this year's merger between Travelers and Citibank.

In keeping with the Fund's investment objective, the managers will continue to seek to mirror the returns of the S&P 500/R/ Index and adjust the portfolio's holdings accordingly.

                         Average Annual Total Returns

Years ended December 31, 1998              1 Year     5 Years     Life of Fund
Equity Index Fund                          28.33%      23.39%        20.69%
S&P 500/R/ Index                           28.58%      24.06%        21.37%
Lipper S&P 500/R/ Index Funds Average      28.05%      23.56%        20.93%

                   Growth of a $10,000 Investment Since 1990

                             [GRAPH APPEARS HERE]

                    Equity Index Fund          S&P 500 Index

 9/90                    $10,000                    $10,000
12/98                    $47,253                    $49,430

The Equity Index Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500/R/ Index is an unmanaged index of 500 leading stocks. S&P 500/R/ Index is a registered trademark of the Standard & Poor's Corporation. The Lipper S&P 500/R/ Funds Average is a non-weighted average of 107 funds within the S&P 500/R/ Index investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser

Allmerica Asset Management, Inc.

About the Fund

Seeks to replicate the returns of the S&P 500/R/ Index.

                            Portfolio Composition

As of December 31, 1998, the sector allocation of net assets was:

Durable Goods            16%

Finance                  16%

Chemicals and Drugs      14%

Technology               13%

Consumer Products         8%         [GRAPH APPEARS HERE]


Utilities                 8%

Energy                    6%

Retail                    6%

Consumer Staples          6%

Other                     7%

                      Bond & Money Market Overview     12
--------------------------------------------------------------------------------


1994: Federal Reserve Board raises interest rates six times in an effort to slow down the economy and keep inflation in check, sending bond prices sharply lower.

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Low inflation and declining interest rates fuel the bond market, which enjoys its best returns since 1995.

1998: During 1998, bond investments produced widely divergent results as a series of dramatic swings either left them highly in favor or badly battered.

During 1998, bond investments produced widely divergent results as they experienced a series of dramatic swings that left them either highly in favor or badly battered.

Starting off 1998, investors sought more attractive yields by investing in all types of riskier bonds. But as global markets experienced continued volatility
 -- most notably in Russia, Latin America and Asia -- investors fled these riskier investments and, by late summer, favored U.S. Treasury bonds.

But what was a boon for Treasuries was not at all good for non-government issues. The Russian currency crisis, President Clinton's problems, and concerns about Japan's economy all caused non-government issues to deteriorate by August. Further aggravated by the collapse of the highly leveraged Long-Term Capital Management, this segment, particularly corporate and high-yield bonds, suffered. Because investors stayed away from these types of securities, the corporate new issues market dried up. In fact, fewer investment grade and high-yield bonds were sold in August and September combined than in the month of July.

However, a year-end rally was sparked by a series of three 0.25% interest rate cuts by the Federal Reserve. These moves not only pushed the Federal Funds Rates down to 4.75%, they spurred bond investors to leave the safety of U.S. Treasuries and return to those securities which had the potential to offer them higher yields.

Given this environment, safer credits generally fared much better for the year than those bonds which had more risk attached to them.

Finishing the year on top, U.S. Treasuries significantly outpaced all other sectors of the bond market for the first time in almost a decade -- with the 30-year bond posting a total return of 17.10% for the year. By comparison, the Lehman


1998
JAN              FEB                MAR      APR              MAY            JUN

Given low                        [LOGO       Stable-to-low
interest rates,                   APPEARS    interest rates
investors seek                    HERE]      cause record
more attractive                              refinancing --
yields by                                    and mortgage-
investing in                                 backed
all types                                    securities
of bonds.                                    to suffer.






[LOGO           Uncertain about              [LOGO            Worldwide
APPEARS         the effects of               APPEARS          economic unrest
HERE]           the Asian crisis,            HERE]            causes investors
                the Federal                                   to flee foreign
                Reserve adopts a                              investments for
                "wait and see"                                super-safe U.S.
                approach to                                   Treasuries,
                changing                                      which deliver
                interest rates.                               their best
                                                              performance
                                                              in years.

                      Bond & Money Market Overview     13
--------------------------------------------------------------------------------


Brothers Aggregate Bond Index, a benchmark commonly used for all types of bonds, returned only 8.67%.

In contrast, 1998 will also be remembered as the worst year for corporate bonds. Investment grade corporates trailed comparable duration Treasuries by 2.27% for the year. Much of the underperformance occurred from late August to mid October as liquidity, rather than credit, concerns drove the unprecedented spread widening. However, a two-tiered market still exists for corporate credits. Benchmark names such as IBM, Ford and Worldcom trade with little or no liquidity concession, while second-tier names command a much larger liquidity premium.

While it was a year of turmoil for investment grade corporate bonds, it proved to be disastrous for high-yield corporates, which lagged BBB or higher rated bonds by nearly five percentage points. Suffering the most from the year's volatility, lower-rated high-yield issues finished last for 1998 with a meager 3.66% total return, as measured by the Merrill Lynch High Yield Master Index.

Reflecting the market in general, mortgage-backed securities also had a tumultuous year. Early in the year, this sector struggled with fears of prepayments as interest rates dipped to historic lows. Even so, these securities managed to modestly outperform Treasuries for the first half of the year. Then, the same liquidity concerns that troubled corporate bonds later in the year also severely affected mortgage-backeds. As a result, this sector posted a total return of 7.20% for the year.

Results in the money market also mirrored the overall turbulence occurring in the bond market. While yields hovered around 5.00% before the interest rate cuts taken by the Federal Reserve, yields on the average one-year CD fell from 4.87% to 4.16% by year-end.

Diminishing returns, however, did not seem to sway investors. Money funds in general posted record inflows of cash as investors sought shelter from market volatility and parked their assets in the relative safety of money market funds.

Moving into 1999, volatility remains on the horizon for the U.S. bond market. However, given low inflation and low interest rates, government and high-grade corporates could appeal to investors looking for safe havens from riskier alternatives. In addition, slower corporate earnings could restrain the stock market in the coming year, helping to narrow the performance gap between equities and fixed income investments.


JUL           AUG            SEP   OCT            NOV   DEC

Liquidity                          The Federal
concerns                           Reserve cuts
stunt the     [LOGO                interest rates    [LOGO
performance   APPEARS              three times,      APPEARS
of both       HERE]                sparking a        HERE]
corporate                          year-end
and high-                          bond rally.
yield bonds.

              A currency                      [LOGO     Uncertainty --
              crisis in                       APPEARS   and volatility --
              Russian spurs                   HERE]     remain on the
              a flight to                               horizon for
              quality by                                the U.S.
              investors.                                bond market.

                      Investment Grade Income Fund     14
--------------------------------------------------------------------------------

For the one-year period ended December 31,1998, the Investment Grade Income Fund posted a total return of 7.97% compared to the 8.67% return of the Lehman Brothers Aggregate Bond Index for the same period.

1998 proved to be a disappointing year for both corporate bond and mortgage-backed securities (MBS) performance. Much of the deterioration occurred between late-August and mid-October as a global financial crisis developed and investors fled to safety and liquidity in the form of super-safe U.S. Treasuries.

Unfortunately, this Fund had a significant portion of its assets allocated to the corporate sector -- and to lower-quality credits.

However, two factors mitigated some of the underperformance. The Fund maintained a heavy weighting in the Media and Telecommunications sector, a top-performing sector of the Investment Grade corporate bond market for the year. And it also held such blue-chip names as IBM and Worldcom, which were two investor favorites throughout the year.

As with the corporate bond market, liquidity concerns caused mortgage-backed securities to suffer during the second half of the year. The Fund's managers, however, maintained their position in these securities as Treasury yields started to rise and the threat of massive prepayments subsided.

Moving into the new year, the Fund's managers expect to retain their current positions in corporate bonds and mortgage-backed securities and have noted that trading and pricing in the bond market has returned to more normal levels.

Investment Sub-Adviser

Allmerica Asset Management, Inc.

About the Fund

The Fund's objective is to generate a high level of total return by investing in highly diversified, investment grade, fixed-income securities.

Portfolio Composition

As of December 31, 1998, the sector
allocation of net assets was:

U.S. Government and
Agency Obligations            48%

Corporate Notes
and Bonds                     35%      [GRAPH APPEARS HERE]

Asset-Backed and
Mortgage-Backed Securities    13%

Commercial Paper               4%

                         Average Annual Total Returns

Years ended December 31, 1998           1 Year     5 Years     10 Years
Investment Grade Income Fund             7.97%       6.95%       9.17%
Lehman Brothers Aggregate Bond Index     8.67%       7.27%       9.26%
Lipper Intermediate Investment
Grade Funds Average                      7.25%       6.35%       8.28%


                   Growth of a $10,000 Investment Since 1988

                             [GRAPH APPEARS HERE]

                    Investment Grade              Lehman Brothers
                    Income Fund                   Aggregate Bond Index

12/88               $10,000                       $10,000
12/98               $24,048                       $24,240

The Investment Grade Income Fund is a portfolio of the Allmerica Investment
Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed rate debt issues with an investment grade rating at least one year to maturity and an outstanding par value of at least $25 million. The Lipper Intermediate Investment Grade Funds Average tracks the performance of 269 funds investing in intermediate-term corporate and government debt securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

                          Government Bond Fund     15
--------------------------------------------------------------------------------

For the one-year period ended December 31, 1998, the Government Bond Fund turned in a 7.67% total return, less than the 8.49% return of the Lehman Intermediate Government Bond Index for the same period.

During 1998, turmoil in worldwide markets caused investors to retreat from riskier investments to super-safe U.S. Treasury bonds. As further economic crises surfaced late in the year, particularly in Latin America and Russia, the Federal Reserve cut interest rates to ease the possibility of a domestic credit crunch. Investors then sold off their Treasuries in favor of the higher yields they could gain from riskier investment alternatives.

In response to these changing market conditions, the Fund's managers adjusted the Fund's holdings throughout the year. First, they substantially trimmed the portfolio's exposure to mortgage-backed securities to protect against prepayment risk. And to take advantage of lower prices, the Fund's managers doubled the Fund's exposure to agency securities as spreads became increasingly more attractive. They also reduced holdings in asset backed securities from 12% to 8%, which they plan to add to if spreads grow wider.

Looking ahead, the Fund's managers believe interest rates will remain at or near current levels. Given this outlook, they feel the Fund is well-positioned for favorable results.

                         Average Annual Total Returns

Years ended December 31, 1998               1 Year  5 Years   Life of Fund
Government Bond Fund                         7.67%   5.99%      7.00%
Lehman Intermediate Government Bond Index    8.49%   6.45%      7.38%
Lipper Short-Intermediate
U.S. Government Funds Average                6.58%   5.34%      6.48%


                   Growth of a $10,000 Investment Since 1991

                             [GRAPH APPEARS HERE]

                                                  Lehman Intermediate
                    Government Bond Fund          Government Bond Index

 8/91                    $10,000                         $10,000
12/98                    $16,441                         $16,856

The Government Bond Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Intermediate Government Bond Index is an unmanaged index of U.S. Government and Agency bonds with remaining maturities of one to ten years. The Lipper Short-Intermediate U.S. Government Funds Average is the non-weighted average performance of 129 funds investing in short- to intermediate government securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser

Allmerica Asset Management, Inc.

About the Fund

Generates high income while seeking to preserve capital and maintain liquidity by investing primarily in debt instruments issued or guaranteed by the U.S. Government or its agencies.

Portfolio Composition

As of December 31, 1998, the sector
allocation of net assets was:

U.S. Government and
Agency Obligations          87%

Asset-Backed and
Mortgage-Backed Securities   8%    [GRAPH APPEARS HERE]
Cash Equivalents             2%
Other                        3%

                           Money Market Fund     16
--------------------------------------------------------------------------------


The Money Market Fund reported a 5.51% total return for the one-year period ended December 31, 1998, outpacing the 4.96% return of the IBC/Donoghue First Tier Money Market Index for the same period.

During 1998, the U.S. economy showed surprising strength in the face of extreme volatility in world financial markets. The Asian currency crisis spread to Latin America and Russia, spurring a worldwide sell-off of riskier assets and forcing highly leveraged trading firms, like Long Term Capital Management, to liquidate positions as the value of their holdings fell.

To alleviate a potential credit crunch, the Federal Reserve cut the Federal Funds rate three separate times, and yields on money market funds plummeted causing securities prices to rise. This helped the Fund's performance as the portfolio was well-positioned with longer maturing money market securities averaging 77 days.

After the Fed's moves, the Fund's managers lowered the Fund's average weighted maturity to 62 days to better position the Fund to garner returns when interest rates start back up.

The Fund's managers also maintained core long-term holdings of (5-7 month) commercial paper and certificates of deposits and kept a combination of floating rate notes. In addition, they laddered maturity dates and short-term repurchase agreements to provide maximum liquidity without sacrificing yield.

Entering a new year, the Fund's managers believe the Federal Reserve will maintain a neutral monetary policy in the near future.

Investment Sub-Adviser

Allmerica Asset Management, Inc.

About the Fund

Strives to maximize current income for investors while preserving capital and liquidity.

                            Portfolio Composition

As of December 31, 1998, the sector
allocation of net assets was:

Commercial Paper              47%

Corporate Notes and Bonds     34%

U.S. Government and                      [GRAPH APPEARS HERE]
Agency Obligations             4%

Cash Equivalents               7%

Other                          8%

                         Average Annual Total Returns

Years ended December 31, 1998              1 Year     5 Years    10 Years
Money Market Fund                          05.51%      5.22%       5.62%
IBC/Donoghue First Tier
Money Market Index                         04.96%      4.80%       5.22%
Lipper Money Market Funds Average          04.84%      4.77%       5.20%


                    Average Yields as of December 31, 1998

7-day                                       5.11%      30-day      5.11%


                   Growth of a $10,000 Investment Since 1988

                             [GRAPH APPEARS HERE]

                 Money Market Fund          IBC/Donoghue First Tier
                                              Money Market Index
12/88                 $10,000                        $10,000
12/98                 $17,275                        $16,625

The Money Market Fund is a portfolio of the Allmerica Investment Trust. Portfolio composition will vary over time. The Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain its net asset value of $1.00 per share. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. IBC/Donoghue is an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Funds Average is the average investment performance of 330 funds within the Money Market category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

                         SELECT AGGRESSIVE GROWTH FUND

                 PORTFOLIO OF INVESTMENTS . December 31, 1998

--------------------------------------------------------------------------
                                                                 Value
Shares                                                          (Note 2)
--------------------------------------------------------------------------
COMMON STOCKS - 99.36%
               Technology - 21.98%
   638,200     Acclaim Entertainment*                         $  7,817,950
   102,700     Applied Power, Inc.                               3,876,925
   162,100     Compuware Corp.                                  12,664,062
   142,800     Comverse Technology, Inc.*                       10,138,800
   164,400     EMC Corp.*                                       13,974,000
   129,400     Echostar Communications Corp., Class A*           6,259,725
   241,800     IMRglobal Corp.*                                  7,117,988
   132,700     Jack Henry & Associates, Inc.                     6,601,825
    68,000     Microsoft Corp.*                                  9,430,750
   124,436     Network Associates, Inc.*                         8,243,885
   263,000     Rational Software Corp.*                          6,969,500
   341,100     Skytel Communications, Inc.*                      7,546,838
   340,500     Tekelec*                                          5,639,531
   351,200     Unisys Corp.*                                    12,094,450
   130,900     VISX, Inc.*                                      11,445,569
    93,700     Waters Corp.*                                     8,175,325
   271,000     Xircom*                                           9,214,000
    77,500     Yahoo!, Inc.*                                    18,217,344
                                                              ------------
                                                               165,428,467
                                                              ------------


               Computers and Software - 12.09%
   267,900     Apple Computer, Inc.*                            10,967,156
   154,800     BMC Software, Inc.*                               6,898,275
   561,800     CHS Electronics, Inc.*                            9,515,487
   113,800     Citrix Systems, Inc.*                            11,045,712
   178,900     Computer Task Group                               4,852,662
   191,800     Dell Computer Corp.*                             14,037,362
   189,200     Keane, Inc.*                                      7,556,175
   205,100     Paychex, Inc.                                    10,549,831
   290,478     Siebel Systems, Inc.*                             9,858,097
   114,000     Transaction Systems Architecture, Class A*        5,700,000
                                                              ------------
                                                                90,980,757
                                                              ------------


               Consumer Products - 10.16%
   199,350     American Eagle Outfitters*                       13,281,694
   305,300     Best Buy Co., Inc.*                              18,737,787
   247,600     IBP, Inc.                                         7,211,350
   256,300     Intimate Brands, Inc.                             7,656,963
   163,200     Maytag Corp.                                     10,159,200
    75,400     McGraw-Hill Cos., Inc.                            7,681,375
   219,900     Nautica Enterprises, Inc.*                        3,298,500
   350,000     Safeskin Corp.*                                   8,443,750
                                                              ------------
                                                                76,470,619
                                                              ------------


               Durable Goods - 10.14%
   140,300     Arvin Industries, Inc.                            5,848,756
   127,200     Briggs & Stratton Corp.                           6,344,100
   282,000     CIBER, Inc.*                                      7,878,375
    94,900     Cree Research, Inc.                               4,543,337
   152,700     Ingersoll-Rand Co.                                7,167,356
    72,300     Ladd Furniture, Inc.                              1,170,356
   264,100     Miller (Herman), Inc.                             7,097,688


               Durable Goods (continued)
   128,200     Sanmina Corp.*                                 $  8,012,500
   123,700     Tellabs, Inc.*                                    8,481,181
   288,000     Vitesse Semiconductor Corp.*                     13,140,000
   163,400     York International Corp.                          6,668,763
                                                              ------------
                                                                76,352,412
                                                              ------------

               Health Services - 7.03%
   300,400     Allegiance Corp.                                 14,006,150
   136,000     CareMatrix Corp.*                                 4,165,000
   319,000     HBO & Co.                                         9,151,312
   128,000     Laser Vision Centers*                             2,836,000
    83,500     PacifiCare Health Systems, Inc., Class B*         6,638,250
   128,300     Pediatrix Medical Group, Inc.*                    7,689,981
   225,500     Trigon Healthcare, Inc.*                          8,413,969
                                                              ------------
                                                                52,900,662
                                                              ------------

               Finance - 6.80%
   457,200     AmeriCredit Corp.                                 6,315,075
   135,100     Capital One Financial Corp.                      15,536,500
   241,230     Fidelity National Financial, Inc.                 7,357,515
   245,700     First American Financial Corp.*                   7,893,112
   205,444     Metris Cos., Inc.                                10,336,401
    37,700     SEI Investment Co.                                3,746,438
                                                              ------------
                                                                51,185,041
                                                              ------------

               Chemicals and Drugs - 6.24%
    96,600     Allergan, Inc.                                    6,254,850
   212,700     Alpharma, Inc., Class A                           7,510,969
    80,200     Biogen, Inc.*                                     6,656,600
   180,100     Medicis Pharmaceutical Corp., Class A*           10,738,463
   171,200     Quintiles Transnational Corp.*                    9,137,800
    88,300     Warner-Lambert Co.                                6,639,056
                                                              ------------
                                                                46,937,738
                                                              ------------


               Retail - 5.59%
   160,900     Houghton Mifflin Co.                              7,602,525
   248,200     Jones Apparel Group, Inc.*                        5,475,913
   262,000     Ross Stores, Inc.                                10,316,250
   400,800     TJX Cos., Inc.                                   11,623,200
   118,000     Tommy Hilfiger Corp.*                             7,080,000
                                                              ------------
                                                                42,097,888
                                                              ------------


               Consumer Services - 3.88%
   268,500     ACNielsen Corp.*                                  7,585,125
   192,000     Harte-Hanks, Inc.                                 5,472,000
   197,800     Labor Ready, Inc.*                                3,894,188
   241,200     Ogden Corp.                                       6,045,075
    26,100     Robert Half International, Inc.*                  1,166,344
   226,000     Romac International, Inc.*                        5,028,500
                                                              ------------
                                                                29,191,232
                                                              ------------

                      See Notes to Financial Statements.
--------------------------------------------------------

                         SELECT AGGRESSIVE GROWTH FUND

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1998

--------------------------------------------------------------------------
                                                                 Value
Shares                                                          (Note 2)
--------------------------------------------------------------------------

               Aerospace-Airlines - 3.66%
   161,300     Alaska Air Group, Inc.*                        $  7,137,525
    83,900     Atlantic Coast Airlines Holdings*                 2,097,500
   176,200     Gulfstream Aerospace Corp.*                       9,382,650
    82,000     United Technologies Corp.                         8,917,500
                                                              ------------
                                                                27,535,175
                                                              ------------

               Capital Goods - 2.57%
   183,700     Fleetwood Enterprises                             6,383,575
     2,500     Manitowoc, Inc.                                     110,938
   197,200     Navistar International Corp.*                     5,620,200
   163,900     Precision Castparts, Inc.                         7,252,575
                                                              ------------
                                                                19,367,288
                                                              ------------


               Real Estate - 2.09%
   319,300     Lennar Corp.                                      8,062,325
   276,000     Pulte Corp.                                       7,676,250
                                                              ------------
                                                                15,738,575
                                                              ------------


               Consumer Staples - 2.03%
   209,800     Danaher Corp.*                                   11,394,763
   212,500     Ralcorp Holdings, Inc.*                           3,878,125
                                                              ------------
                                                                15,272,888
                                                              ------------

               Transportation Services - 1.92%
   298,500     Avis Rent A Car, Inc.*                            7,219,969
   159,300     Hertz Corp., Class A                              7,268,062
                                                              ------------
                                                                14,488,031
                                                              ------------


               Food Services - 1.42%
   260,900     Brinker International, Inc.                       7,533,487
   264,500     Buffets, Inc.                                     3,157,469
                                                              ------------
                                                                10,690,956
                                                              ------------


               Building and Construction - 0.82%
   174,600     Owens-Corning                                     6,187,388
                                                              ------------

               Metals and Mining - 0.70%
   124,700     Fluor Corp.                                    $  5,307,544
                                                              ------------


               Recreational Equipment - 0.24%
    31,900     Anchor Gaming*                                    1,798,362
                                                              ------------
               Total Common Stocks                             747,931,023
                                                              ------------
               (Cost $548,661,310)

Par Value
---------

COMMERCIAL PAPER (A) - 1.19%

$8,984,000     Northern States Power Co.
               5.05%, 01/04/99                                   8,980,220
                                                              ------------
               Total Commercial Paper                            8,980,220
                                                              ------------
                Cost ($8,980,220)

Shares
------

INVESTMENT COMPANIES - 0.16%

     3,953     ILA Prime Obligation Money Market Fund                3,953
 1,173,943     ILA Prime Obligation Portfolio Fund, Class B      1,173,943
                                                              ------------
               Total Investment Companies                        1,177,896
                                                              ------------
               (Cost $1,177,896)

Total Investments - 100.71%                                    758,089,139
                                                              ------------
(Cost $558,819,426)
Net Other Assets and Liabilities - (0.71)%                      (5,348,218)
                                                              ------------
Net Assets - 100.00%                                          $752,740,921
                                                              ============

--------------------------------------------
*       Non income producing security.
(A)     Effective yield at time of purchase.


Federal Income Tax Information (see Note 2)

At December 31, 1998, the aggregate cost of investment securities for tax purposes was $558,893,963. Net unrealized appreciation (depreciation) aggregated $199,195,176 of which $224,125,951 related to appreciated investment securities and $(24,930,775) related to depreciated investment securities.

At December 31, 1998, the Portfolio had a capital loss carryforward of $2,216,323 which expires in 2006.

Other Information

For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $738,512,181 and $659,371,941 of non-governmental issuers, respectively.

At December 31, 1998, the value of the securities loaned amounted to $123,496,996. The value of collateral amounted to $125,785,418, of which $124,867,818 and $917,600 consisted of cash and letters of credit, respectively. (Note 2)

                      See Notes to Financial Statements.
                      ----------------------------------------------------------

                       SELECT INTERNATIONAL EQUITY FUND

                PORTFOLIO OF INVESTMENTS .  December 31, 1998

--------------------------------------------------------------------------
                                                                 Value
Shares                                                          (Note 2)
--------------------------------------------------------------------------
COMMON STOCKS - 96.46%

               Australia - 4.26%
   549,620     National Australia Bank, Ltd.                  $  8,285,454
 1,254,745     News Corp., Ltd.                                  8,288,824
 1,062,800     Telstra Corp.*                                    4,969,295
                                                              ------------
                                                                21,543,573
                                                              ------------


               Canada - 0.21%
    20,825     Royal Bank of Canada                              1,040,706
                                                              ------------


               Denmark - 0.63%
    23,770     Tele Danmark                                      3,208,301
                                                              ------------


               France - 8.13%
    44,417     Alcatel Alsthom                                   5,433,952
    80,290     Axa                                              11,632,069
    80,960     Michelin, Class B                                 3,236,373
    76,170     Total SA, Class B                                 7,711,003
    50,460     Vivendi                                          13,086,568
                                                              ------------
                                                                41,099,965
                                                              ------------


               Germany - 9.16%
     6,333     Bayerische Motoren Werke (BMW) AG*                4,971,083
       838     Bayerische Motoren Werke (BMW) AG (New)*            642,701
   134,095     Hoechst AG                                        5,544,541
    66,160     HypoVereinsbank                                   5,232,927
   181,140     Mannesmann AG                                    20,952,822
    99,220     Veba AG                                           5,876,925
     5,193     Viag AG                                           3,069,646
                                                              ------------
                                                                46,290,645
                                                              ------------


               Italy - 2.57%
   365,835     ENI                                               2,389,560
 1,245,370     Telecom Italia                                   10,620,047
                                                              ------------
                                                                13,009,607
                                                              ------------


               Japan - 14.48%
   468,000     Canon, Inc.                                      10,001,504
   155,000     Dai Nippon Printing Co., Ltd.                     2,471,661
   108,000     Fuji Photo Film                                   4,013,982
   137,000     Honda Motor Co., Ltd.                             4,497,766
   281,000     Kao Corp.                                         6,340,870
    22,700     Keyence Corp.                                     2,792,177
   107,000     Murata Manufacturing Co., Ltd.                    4,440,777
       140     NTT Mobile Communication Network, Inc.            5,760,807
    40,000     Rohm Co., Ltd.                                    3,642,317
   244,000     Shiseido Co., Ltd.                                3,135,153
   146,200     Sony Corp.                                       10,647,547
   402,000     Takeda Chemical Industries, Ltd.                 15,474,537
                                                              ------------
                                                                73,219,098
                                                              ------------


               Malaysia - 0.06%
   349,000     Hume Industries, Berhad                             303,079
                                                              ------------


               Mexico - 0.12%
   467,730     Grupo Financiero Banamex, Series B*            $    612,936
                                                              ------------


               Netherlands - 9.48%
   196,412     ABN-Amro Holdings                                 4,129,597
   210,445     Elsevier, NV                                      2,946,028
   304,782     ING Groep, NV                                    18,575,365
   152,745     Kloninklijke Ahold, NV                            5,642,467
   147,885     Kloninklijke KPN, NV                              7,399,367
   101,700     Royal Dutch Petroleum                             5,061,452
   129,160     TNT Post Group, NV*                               4,159,355
                                                              ------------
                                                                47,913,631
                                                              ------------


               Philippines - 0.13%
   342,130     San Miguel, Class B                                 659,634
                                                              ------------


               Portugal - 0.33%
    75,317     Electricidade De Portugal                         1,659,000
                                                              ------------


               Singapore - 1.89%
   660,900     Development Bank of Singapore                     5,964,512
   330,509     Singapore Press Holdings, Ltd.*                   3,583,227
                                                              ------------
                                                                 9,547,739
                                                              ------------


               Spain - 1.90%
   295,657     Banco De Santander                                5,866,541
    82,365     Telefonica                                        3,656,932
    82,365     Telefonica, Rights*                                  73,023
                                                              ------------
                                                                 9,596,496
                                                              ------------


               Switzerland - 12.99%
     4,225     Alusuisse Lonza Holdings, REGD*                   4,921,733
     6,739     Nestle SA                                        14,670,266
     6,726     Novartis AG                                      13,221,842
       828     Roche Holdings AG                                10,103,589
     5,425     Schweiz Ruckverisch, REGD                        14,144,103
    27,999     UBS AG, REGD                                      8,602,532
                                                              ------------
                                                                65,664,065
                                                              ------------


               Thailand - 0.41%
 1,015,000     Bangkok Bank Public Co., Ltd.*                    2,094,224
                                                              ------------


               United Kingdom - 29.71%
   695,925     Allied Zurich, Plc                               10,373,228
   484,950     Barclays Bank, Plc                               10,449,684
   692,575     B.A.T. Industries, Plc                            6,085,734
   571,000     Cable & Wireless, Plc                             7,015,873
   384,980     Cadbury Schweppes, Plc                            6,560,897
   746,290     Diageo, Plc                                       8,487,209
   411,675     Glaxo Wellcome, Plc                              14,154,881
   602,410     Granada Group, Plc                               10,641,977
   462,950     Kingfisher, Plc                                   5,007,058
   821,650     Ladbroke Group, Plc                               3,299,174
   768,950     Lloyds TSB Group, Plc                            10,931,139
   212,685     National Westminster, Plc                         4,098,467

                      See Notes to Financial Statements.
--------------------------------------------------------

                       SELECT INTERNATIONAL EQUITY FUND

           PORTFOLIO OF INVESTMENTS, Continued .  December 31, 1998

--------------------------------------------------------------------------
                                                                 Value
Shares                                                          (Note 2)
--------------------------------------------------------------------------

               United Kingdom (continued)
   753,900     Prudential Corp., Plc                          $ 11,375,266
   645,500     Safeway, Plc                                      3,241,189
 1,128,550     Shell Transportation & Trading, Plc               6,928,552
 1,518,800     Siebe, Plc                                        5,984,807
   545,750     TI Group, Plc                                     2,937,682
   834,150     Vodafone Group, Plc                              13,536,150
   209,150     Zeneca Group Ord                                  9,100,448
                                                              ------------
                                                               150,209,415
                                                              ------------
               Total Common Stocks                             487,672,114
                                                              ------------
               (Cost $383,623,135)

INVESTMENT COMPANIES - 3.64%

 6,773,171     Federated Investors                            $  6,773,171
 5,947,592     ILA Prime Obligation Portfolio Fund, Class B      5,947,592
 5,688,849     SSgA Prime Money Market Fund                      5,688,849
                                                              ------------
               Total Investment Companies                       18,409,612
                                                              ------------

               (Cost $18,409,612)

Total Investments - 100.10%                                    506,081,726
                                                              ------------

(Cost $402,032,747)
Net Other Assets and Liabilities - (0.10)%                        (529,126)
                                                              ------------

Net Assets - 100.00%                                          $505,552,600
                                                              ============


--------------------------------------
*       Non income producing security.


        Industry Concentration of Common Stocks
        as Percentage of Net Assets:
Chemicals and Drugs           16.27%
Finance                       14.96
Telecommunications            11.96
Durable Goods                 10.32
Banking                        9.13
Consumer Goods and Services    5.62
Food and Beverage              4.87
Business Services              4.69
Energy                         4.37
Electronics                    4.26
Agriculture                    2.30
Utilities                      2.21
Publishing                     1.78
Tobacco                        1.20
Retail                         0.99
Transportation                 0.82
Leisure and Entertainment      0.65
Basic Materials                0.06
                              ------
Total                         96.46%
                              ======

                      See Notes to Financial Statements.
                      --------------------------------------------------------

                       SELECT INTERNATIONAL EQUITY FUND

           PORTFOLIO OF INVESTMENTS, Continued .  December 31, 1998
--------------------------------------------------------------------------------


Forward Foreign Currency Contracts Sold:

                                                                                                    Unrealized
        Currency     Contracts  To Settlement        Contracts At           In Exchange            Appreciation
         Value        Deliver       Dates              Value                 for U.S. $            (Depreciation)
      ------------  ----------  -------------     ---------------        ---------------      --------------------
        13,658,000      CHF       01/14/99       $    10,226,116       $       9,958,119       $        267,997
         5,512,000      DEM       01/26/99             3,385,541               3,312,063                 73,478
       633,798,000      JPY       01/19/99             4,902,901               5,622,654               (719,753)
       708,814,000      JPY       01/22/99             6,261,608               6,290,925                (29,317)
       697,045,000      JPY       02/18/99             5,796,632               6,209,476               (412,844)
       533,647,000      JPY       02/26/99             4,444,466               4,758,949               (314,483)
       607,134,000      JPY       03/09/99             5,180,324               5,422,218               (241,894)
     1,190,187,000      JPY       03/15/99            10,266,428              10,637,852               (371,424)
                                                ----------------       -----------------       ----------------
                                                $     50,464,016       $      52,212,256       $     (1,748,240)
                                                ================       =================       ================


Forward Foreign Currency Contracts purchased:

                                                                                                   Unrealized
        Currency     Contracts  To Settlement       Contracts At           In Exchange            Appreciation
         Value        Deliver       Dates              Value                for U.S. $           (Depreciation)
      ------------  ----------  -------------     ---------------        ---------------      --------------------
      634,303,000       JPY       01/20/99      $      5,479,466       $       5,627,962       $       148,496
                                                ================       =================       ===============



----------------------
CHF     Swiss Francs
DEM     Deutsche Marks
JPY     Japanese Yen

Federal Income Tax Information (see Note 2)
At December 31, 1998, the aggregate cost of investment securities for tax purposes was $400,474,447. Net unrealized appreciation (depreciation) aggregated $105,607,279, of which $128,587,190 related to appreciated investment securities and $(22,979,911) related to depreciated investment securities.

At December 31, 1998, the Portfolio had a capital loss carryforward of $3,060,445 which expires in 2006.

For the period ended December 31, 1998, the Portfolio has elected to defer $5,390,037 of capital losses attributable to Post-October Losses.

Other Information
For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $135,815,844 and $106,675,781 of non-governmental issuers, respectively.

At December 31, 1998, the value of the securities loaned amounted to $10,173,062. The value of collateral amounted to $10,905,190 which consisted of letters of credit. (Note 2)


                      See Notes to Financial Statements.
--------------------------------------------------------

                                  GROWTH FUND

                 PORTFOLIO OF INVESTMENTS . December 31, 1998

--------------------------------------------------------------------------------
                                                                   Value
   Shares                                                         (Note 2)
--------------------------------------------------------------------------------

COMMON STOCKS - 98.97%

                Durable Goods - 18.48%
    5,400       ADC Telecommunications, Inc.*                $     187,650
  152,800       Ameritech Corp.                                  9,683,700
   12,600       Arrow Electronics, Inc.*                           336,262
    2,600       At Home Corp., Class A*                            193,050
    4,000       AvNet, Inc.                                        239,500
    1,500       Broadcom Corp., Class A*                           181,125
  512,200       Case Corp.                                      11,172,362
  228,700       Cummins Engine Co., Inc.                         8,118,850
  146,800       Dana Corp.                                       6,000,450
    1,800       Danaher Corp.                                       97,763
    3,300       Eaton Corp.                                        233,269
    1,900       Flextronics International, Ltd.*                   162,687
  242,100       Ford Motor Co.                                  14,208,244
  178,100       General Instrument Corp.*                        6,044,269
  201,200       General Motors Corp.                            14,398,375
    8,736       Globalstar Telecommunication*                      175,812
  106,100       Goodyear Tire & Rubber Co.                       5,351,419
  157,200       Hewlett-Packard Co.                             10,738,725
  114,000       Intel Corp.                                     13,516,125
    6,600       Kennametal, Inc.                                   140,250
  350,000       LucasVarity Plc, ADR                            11,725,000
    4,600       Mapics, Inc.*                                       75,900
    4,500       NEXTLINK Communications, Class A*                  127,688
  122,000       Northern Telecom, Ltd.                           6,115,250
    3,200       Orange Plc, ADR*                                   184,800
  239,450       Parker-Hannifin Corp.                            7,841,987
    2,700       Qualcomm, Inc.*                                    139,894
    4,461       Qwest Communications International, Inc.*          223,050
    3,900       RSL Communications Ltd., Clas A*                   115,050
  222,400       SBC Communications                              11,926,200
  114,500       Sprint Corp.                                     9,632,313
   62,850       Sprint PCS Group*                                1,453,406
    7,500       Standard Register Co.                              232,031
    7,100       Tecumseh Products Co., Class A                     331,038
   14,150       Tektronix, Inc.                                    425,384
  100,900       Tellabs, Inc.*                                   6,917,956
    7,500       United Video Satellite Group I*                    177,188
    6,100       Western Wireless Corp., CIass A*                   134,200
                                                             -------------
                                                               158,958,222
                                                             -------------


                Finance - 17.61%
  474,500       ACE, Ltd.                                       16,340,594
  118,200       Aetna, Inc.                                      9,293,475
    3,700       AFLAC, Inc.                                        162,800
  197,380       Allstate Corp.                                   7,623,802
  157,900       AMBAC, Inc.                                      9,503,606
    8,800       American General Corp.                             686,400
  238,200       Bank One Corp.                                  12,163,088
    3,800       BankAmerica Corp.                                  228,475
  191,400       Chase Manhattan Corp.                           13,027,162
    3,100       Chubb Corp.                                        201,113
   11,900       CIGNA Corp.                                        920,019
    3,300       CIT Group, Inc., Class A                           104,981
  281,350       Citigroup, Inc.                                 13,926,825
  428,181       Conseco, Inc.                                   13,086,282
   77,800       Countrywide Credit Industries, Inc.              3,904,587
  194,200       Everest Reinsurance Holdings, Inc.               7,355,325
   90,300       Exel, Ltd., Class A                              6,772,500
   10,720       First Union Corp.                                  651,910
   75,500       Hartford Financial Services Group, Inc.          4,143,063
  378,000       Household International, Inc.                   14,978,250
   15,950       Old Republic International Corp.                   358,875
    8,700       PNC Bank Corp.                                     470,887
    1,700       Providian Financial Corp.                          127,500
    9,800       Reliastar Financial Corp.                          452,025
    8,000       Republic New York Corp.                            364,500
    5,300       TransAtlantic Holdings, Inc.                       400,481
  437,100       Travelers Property and
                 Casualty Group, Class A                        13,550,100
   14,600       Washington Mutual, Inc.                            557,538
    2,300       Zions Bancorporation                               143,462
                                                             -------------
                                                               151,499,625
                                                             -------------

                Technology - 14.89%
  109,300       Airtouch Communications, Inc.*                   7,883,263
    3,600       Apple Computer, Inc.*                              147,375
  138,300       BMC Software, Inc.*                              6,162,994
  135,300       3Com Corp.*                                      6,063,131
  177,875       Cisco Systems, Inc.*                            16,509,023
  282,200       Compaq Computer Corp.                           11,834,762
   12,400       Harnischfeger Industries, Inc.                     126,325
    1,000       Inktomi Corp.*                                     129,375
   49,200       International Business Machines Corp.            9,089,700
    1,800       Linear Technology Corp.                            161,213
   84,500       Lucent Technologies, Inc.                        9,295,000
    9,400       Maxtor Corp.*                                      131,600
    4,900       Micron Electronics, Inc.*                           84,831
   85,700       Micron Technology, Inc.*                         4,333,206
  298,300       Microsoft Corp.*                                41,370,481
  166,800       Motorola, Inc.                                  10,185,225
    3,200       Netscape Communication*                            194,400
   10,800       Novell, Inc.*                                      195,750
    1,700       Pixar, Inc.*                                        59,500
    8,300       Rational Software*                                 219,950
  115,300       Seagate Technology, Inc.*                        3,487,825
    2,000       Uniphase Corp.*                                    138,750
    2,400       VERITAS Software Corp.*                            143,850
    3,500       Vitesse Semiconductor Corp.*                       159,687
                                                             -------------
                                                               128,107,216
                                                             -------------


                Chemicals and Drugs - 10.08%
  142,800       Abbott Laboratories                              6,997,200
  190,600       Air Products & Chemicals, Inc.                   7,624,000
  209,200       Baxter International, Inc.                      13,454,175
    6,000       Beckman Coulter, Inc.                              325,500
    4,900       Bergen Brunswig Corp.                              170,888
   59,180       Bristol-Myers Squibb Co.                         7,919,024
  142,100       Engelhard Corp.                                  2,770,950
  113,200       FMC Corp.*                                       6,339,200
  389,400       Grace (W.R.) & Co.*                              6,108,712
    8,100       Lubrizol Corp.                                     208,069
   14,600       Mallinckrodt, Inc.                                 449,863
   60,400       Merck & Co, Inc.                                 8,920,325

                      See Notes to Financial Statements.
                      --------------------------------------------------------

                                  GROWTH FUND

           PORTFOLIO OF INVESTMENTS, Continued  . December 31, 1998

--------------------------------------------------------------------------------
                                                                   Value
   Shares                                                         (Note 2)
--------------------------------------------------------------------------------


                Chemicals and Drugs (continued)
  121,800       Morton International, Inc.                   $   2,984,100
  107,900       Mylan Laboratories                               3,398,850
    2,200       Octel Corp.*                                        30,525
   62,400       Pfizer, Inc.                                     7,827,300
  233,500       Rohm & Haas Co.                                  7,034,187
  185,000       Solutia, Inc.                                    4,139,375
                                                             -------------
                                                                86,702,243
                                                             -------------


                Utilities - 7.83%
  294,060       Allied Waste Industries, Inc.*                   6,947,167
   10,200       Bell Atlantic Corp.                                579,488
  102,200       Carolina Power & Light Co.                       4,809,788
    4,459       Duke Energy Corp.                                  285,664
   56,400       Energy East Corp.                                3,186,600
    9,600       Entergy Corp.                                      298,800
    4,300       Global Crossing, Ltd.*                             194,037
   13,000       GPU, Inc.                                          574,438
  446,086       MCI WorldCom, Inc.*                             32,006,677
  192,400       Southern Co.                                     5,591,625
  276,145       Waste Management, Inc.                          12,875,261
                                                             -------------
                                                                67,349,545
                                                             -------------


                Consumer Products - 6.55%
   63,000       American Online, Inc.*                           9,119,250
  168,400       Anheuser- Busch Cos., Inc.                      11,051,250
  104,200       Applied Materials, Inc.*                         4,448,038
    2,700       Beringer Wine Estates, Class B*                    120,656
   91,100       Best Buy Co., Inc.*                              5,591,263
    4,000       Cablevision Systems Corp., Class A*                200,750
      300       Cintas Corp.                                        21,131
  140,800       Clear Channel Communications, Inc.*              7,673,600
   92,800       Dial Corp.                                       2,679,600
   13,700       Dillards, Inc., Class A                            388,737
    5,100       Imax Corp.*                                        161,288
   12,200       IMC Global, Inc.                                   260,775
    3,700       Jones Intercable, Inc., Class A*                   131,812
    1,800       Lauder (Estee) Co., Inc.                           153,900
   76,200       Time Warner, Inc.                                4,729,163
    6,400       TRW, Inc.                                          359,600
  225,600       York International Corp.                         9,207,300
                                                             -------------
                                                                56,298,113
                                                             -------------

                Consumer Staples - 4.81%
   90,400       General Mills, Inc.                              7,028,600
   13,900       IBP, Inc.                                          404,837
  162,900       PepsiCo, Inc.                                    6,668,719
  299,600       Philip Morris Cos., Inc.                        16,028,600
  352,300       RJR Nabisco Holdings Corp.                      10,458,906
    5,700       Springs Industries, Inc.                           236,194
   12,300       VF Corp.                                           576,563
                                                             -------------
                                                                41,402,419
                                                             -------------

                Retail - 4.69%
    2,300       AnnTaylor Stores Corp.*                             90,706
    4,800       Borders Group, Inc.*                               119,700
   13,300       Claiborne (Liz), Inc.                              419,781
  182,600       CVS Corp.                                       10,043,000
  162,300       Dayton-Hudson Corp.                              8,804,775
    5,600       Micro Warehouse, Inc.*                             189,350
  129,700       Rite Aid Corp.                                   6,428,256
   14,300       Sears Roebuck & Co.                                607,750
    4,500       Ticketmaster Online City, Class B*                 256,500
   19,000       Toys 'R' Us, Inc.*                                 320,625
   25,900       Venator Group, Inc.*                               166,731
  158,300       Wal-Mart Stores, Inc.                           12,891,556
                                                             -------------
                                                                40,338,730
                                                             -------------


                Broadcasting - 4.10%
    4,900       American Tower Corp., Class A*                     144,856
    7,100       EchoStar Communications Corp., Class A*            343,462
    3,300       Heftel Broadcasting Corp., Class A*                162,525
  258,300       Infinity Broadcasting Corp., Class A*            7,070,963
  273,262       Tele-Communication, Inc., Class A*              15,114,804
  154,748       Tele-Communications, Inc., TCI Group*            3,646,250
  190,827       Tele-Com Liberty Media Group, Series A*          8,789,969
                                                             -------------
                                                                35,272,829
                                                             -------------


                Health Services - 3.00%
   41,100       Columbia /HCA Healthcare Corp.                   1,017,225
   21,550       Foundation Health Systems*                         257,253
  278,595       Health Management Associates, Inc.*              6,024,617
  297,600       HEALTHSOUTH Corp.*                               4,594,200
  201,500       Lincare Holding, Inc.*                           8,173,344
    2,500       MedQuist, Inc.*                                     98,750
    5,000       Orthodontic Centers of America*                     97,187
  182,200       Tenet Healthcare Corp.*                          4,782,750
   16,800       United Healthcare Corp.                            723,450
                                                             -------------
                                                                25,768,776
                                                             -------------


                Energy - 2.55%
    2,300       Anadarko Petroleum Co.                              71,013
  272,700       Coastal Corp.                                    9,527,456
   62,950       Columbia Energy Group                            3,635,362
    3,900       Cooper Cameron Corp.*                               95,550
   12,700       Nabors Industries, Inc.*                           172,244
    9,900       Phillips Petroleum Co.                             421,988
  158,300       Royal Dutch Petroleum, ADR                       7,578,612
    4,200       Smith International, Inc.*                         105,788
   12,300       Ultramar Diamond Shamrock Corp.                    298,275
                                                             -------------
                                                                21,906,288
                                                             -------------


                Building and Construction - 1.98%
  168,800       Aeroquip-Vickers, Inc.                           5,053,450
  2,200         Dycom Industries, Inc.*                            125,675
  335,900       Owens Corning                                   11,903,456
                                                             -------------
                                                                17,082,581
                                                             -------------

                      See Notes to Financial Statements.
--------------------------------------------------------

                                  GROWTH FUND

           PORTFOLIO OF INVESTMENTS, Continued  . December 31, 1998

--------------------------------------------------------------------------------
                                                                   Value
   Shares                                                         (Note 2)
--------------------------------------------------------------------------------




                Consumer Services - 0.91%
  198,200       Service Corp. International                  $   7,543,987
    8,700       United Rentals, Inc.*                              288,188
                                                             -------------
                                                                 7,832,175
                                                             -------------


                Entertainment - 0.79%
    7,600       Cinar Corp.*                                       192,850
  253,800       Fox Entertainment Group, Class A*                6,392,588
    4,500       Premier Parks, Inc.*                               136,125
    1,600       SFX Entertainment, Inc., Class A*                   87,800
                                                             -------------
                                                                 6,809,363
                                                             -------------


                Aerospace-Airlines - 0.48%
   59,800       AMR Corp.*                                       3,550,625
   11,700       Delta Air Lines, Inc.                              608,400
                                                             -------------
                                                                 4,159,025
                                                             -------------

                Business Services - 0.12%
    3,350       Concord EFS, Inc.*                                 141,956
    8,700       First Data Corp.                                   275,681
    5,875       FiServ, Inc.*                                      302,195
   25,800       Olsten Corp.                                       190,275
    7,300       Stewart Enterprises, Inc., Class A                 162,425
                                                             -------------
                                                                 1,072,532
                                                             -------------


                Advertising - 0.03%
    6,812       Outdoor Systems, Inc.                              204,360
    3,000       Young & Rubicam, Inc.*                              97,125
                                                             -------------
                                                                   301,485
                                                             -------------


                Food Service - 0.03%
    3,700       Earthgrains Co.                                    114,469
    2,600       Suiza Foods Corp.*                                 132,438
                                                             -------------
                                                                   246,907
                                                             -------------

                Metals and Mining - 0.03%
   14,200       Inland Steel Industries, Inc.                      239,625
                                                             -------------

                Real Estate - 0.01%
    4,599       Prologis Trust, REIT                                95,429
                                                             -------------
                Total Common Stocks                            851,443,128
                                                             -------------
                (Cost $678,641,686)

PREFERRED STOCKS - 1.45%
  297,900       Loral Space & Communication*                     5,306,344
  289,100       News Corp., Ltd., Sponsored ADR                  7,137,156
        1       Sealed Air Corp.*                                       51
                                                             -------------
                Total Preferred Stocks                          12,443,551
                                                             -------------
                (Cost $12,669,401)
ASSET-BACKED SECURITY - 0.09%

  802,438       WFS Financial Owner Trust, Series 1998-B,
                Class A1 5.66%, 07/20/99                           803,393
                                                             -------------
                Total Asset-Backed Security                        803,393
                                                             -------------
                (Cost $802,438)
U.S. GOVERNMENT OBLIGATIONS - 0.01%
                U.S. Treasury Notes - 0.01%
   60,000       5.88%, 08/31/99                                     60,469
   75,000       5.75%, 08/15/03                                     78,281
                                                             -------------
                Total U.S. Government Obligations                  138,750
                                                             -------------
                (Cost $135,102)
Shares

INVESTMENT COMPANY - 0.01%
   86,545       SSgA Prime Money Market Fund                        86,545
                                                             -------------
                Total Investment Company                            86,545
                                                             -------------
                (Cost $86,545)


Total Investments - 100.53%                                    864,915,367
                                                             -------------
(Cost $692,335,172)
Net Other Assets and Liabilities - (0.53)%                      (4,582,221)
                                                             -------------
Net Assets - 100.00%                                         $ 860,333,146
                                                             =============


------------------
*       Non income producing security.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
REIT    Real Estate Investment Trust


                      See Notes to Financial Statements.
                      --------------------------------------------------------

                                  GROWTH FUND

           PORTFOLIO OF INVESTMENTS, Continued  . December 31, 1998





Federal Income Tax Information (see Note 2)
At December 31, 1998, the aggregate cost of investment securities for tax purposes was $694,206,096. Net unrealized appreciation (depreciation) aggregated $170,709,271, of which $212,603,255 related to appreciated investment securities and ($41,893,984) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended
December 31, 1998 were $5,888,705. (unaudited)

Other Information
For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $853,687,227 and $803,393,813 of non-governmental issuers, respectively, and $8,580,750 and $21,628,450 of U.S. Government and Agency issuers, respectively.


                      See Notes to Financial Statements.
--------------------------------------------------------

                               EQUITY INDEX FUND

                 PORTFOLIO OF INVESTMENTS . December 31, 1998

--------------------------------------------------------------------------------
                                                                   Value
   Shares                                                         (Note 2)
--------------------------------------------------------------------------------


COMMON STOCKS - 98.92%

                Durable Goods - 16.24%
    3,200       Adobe Systems, Inc.                          $     149,600
   27,000       AlliedSignal, Inc.                               1,196,438
   13,200       Alltel Corp.                                       789,525
   52,900       Ameritech Corp.                                  3,352,537
   10,400       AMP, Inc.                                          541,450
    2,000       Armstrong World Industries, Inc.                   120,625
    5,700       Avery-Dennison Corp.                               256,856
   15,180       Baker Hughes, Inc.                                 268,496
   48,438       Boeing Co.                                       1,580,290
    3,500       Case Corp.                                          76,344
   17,600       Caterpillar, Inc.                                  809,600
   34,300       CBS Corp.                                        1,123,325
    5,500       Cooper Industries, Inc.                            262,281
    3,600       Cooper Tire & Rubber Co.                            73,575
    3,150       Crane Co.                                           95,091
    1,900       Cummins Engine Co., Inc.                            67,450
    7,909       Dana Corp.                                         323,280
    6,400       Dahaner Corp.                                      347,600
   11,600       Deere & Co.                                        384,250
   60,800       Dell Computer Corp.*                             4,449,800
    9,350       Dominion Resources, Inc.                           437,113
    3,400       Eaton Corp.                                        240,337
    2,100       EG & G, Inc.                                        58,406
   21,200       Emerson Electric Co.                             1,326,325
    1,600       Fleetwood Enterprises, Inc.                         55,600
   58,200       Ford Motor Co.                                   3,415,613
    8,100       Frontier Corp.                                     275,400
    7,430       Gateway 2000*                                      380,323
  156,200       General Electric Co.                            15,942,162
    7,100       General Instrument Corp.*                          240,956
   31,400       General Motors Corp.                             2,247,063
    8,450       Genuine Parts Co.                                  282,547
    3,400       Goodrich (B.F.) Co.                                121,975
    7,600       Goodyear Tire & Rubber Co.                         383,325
    4,600       Grainger (W.W.), Inc.                              191,475
    3,800       Harris Corp.                                       139,175
    2,400       Helmerich & Payne, Inc.                             46,500
   50,000       Hewlett-Packard Co.                              3,415,625
   12,000       Illinois Tool Works, Inc.                          757,500
    8,000       Ingersoll-Rand Co.                                 375,500
   80,600       Intel Corp.                                      9,556,137
    4,000       Johnson Controls, Inc.                             236,000
    4,200       Kla-Tencor Corp.*                                  182,175
    9,441       Lockheed Martin Corp.                              800,125
    2,800       McDermott International, Inc.                       69,125
   85,177       MCI Worldcom, Inc.*                              6,111,450
    1,700       Milacron, Inc.                                      32,725
    2,100       Millipore Corp.                                     59,719
    4,100       Moore Corp., Ltd.                                   45,100
   28,800       Motorola, Inc.                                   1,758,600
    1,900       National Service Industries, Inc.                   72,200
   31,340       Northern Telecom, Ltd.                           1,570,918
    3,300       Northrop Grumman Corp.                             241,312
    3,780       PACCAR, Inc.                                       155,453
    5,800       Pall Corp.                                         146,812
    5,175       Parker-Hannifin Corp.                              169,481
    3,000       Pep Boys-Manny, Moe & Jack                          47,063
    2,500       Perkin-Elmer Corp.                                 243,906
   11,500       Pioneer Hi-Bred International, Inc.                310,500
    4,000       Raychem Corp.                                      129,250
   16,300       Raytheon Co., Class B                              867,975
    9,100       Rockwell International Corp.                       441,919
    3,900       Rowan Cos., Inc.*                                   39,000
    3,500       Ryder System, Inc.                                  91,000
    3,400       Scientific-Atlanta, Inc.                            77,562
   20,600       Sprint Corp.                                     1,732,975
   20,000       Sprint PCS Group *                                 462,500
    4,800       Tandy Corp.                                        197,700
    2,150       Tektronix, Inc.                                     64,634
    9,400       Tellabs, Inc.*                                     644,488
   18,800       Texas Instruments, Inc.                          1,608,575
    7,900       Textron, Inc.                                      599,906
    7,800       Thermo Electron Corp.*                             132,112
    2,800       Thomas & Betts Corp.                               121,275
   11,900       Union Pacific Corp.                                536,244
    4,600       US Airways Group, Inc.*                            239,200
   15,800       Xerox Corp.                                      1,864,400
                                                             -------------
                                                                78,260,849
                                                             -------------


                Finance - 15.70%
    6,985       Aetna, Inc.                                        549,196
   39,738       Allstate Corp.                                   1,534,880
   22,000       American Express Co.                             2,249,500
   12,117       American General Corp.                             945,126
   50,400       American International Group, Inc.               4,869,900
    8,100       AON Corp.                                          448,537
   33,388       Associates First Capital Corp.                   1,414,817
   56,275       Bank One Corp.                                   2,873,542
   35,800       Bank of New York Co., Inc.                       1,440,950
   83,459       BankAmerica Corp.                                5,017,972
   14,000       BankBoston Corp.                                   545,125
    4,700       Bankers Trust New York Corp.                       401,556
   13,800       BB&T Corp.                                         556,312
    5,481       Bear Stearns Cos., Inc.                            204,852
    3,179       Capital One Financial Corp.                        365,585
   41,152       Chase Manhattan Corp.                            2,800,908
    8,000       Chubb Corp.                                        519,000
   10,300       CIGNA Corp.                                        796,319
    8,000       Cincinnati Financial Corp.                         293,000
  109,760       Citigroup, Inc.                                  5,433,120
    7,450       Comerica, Inc.                                     507,997
   14,907       Conseco, Inc.                                      455,595
    5,300       Countrywide Credit Industries, Inc.                265,994
   32,600       Federal Home Loan Mortgage Corp.                 2,100,663
   49,800       Federal National Mortgage Association            3,685,200
   12,875       Fifth Third Bancorp                                918,148
   46,496       First Union Corp.                                2,827,538
   27,310       Fleet Financial Group, Inc.                      1,220,416
   12,030       Franklin Resources Inc.                            384,960
    3,700       General Re Corp.                                   906,500
    2,900       Golden West Financial Corp.                        265,894



                      See Notes to Financial Statements.
                      --------------------------------------------------------

                               EQUITY INDEX FUND

           PORTFOLIO OF INVESTMENTS, Continued  . December 31, 1998


--------------------------------------------------------------------------------
                                                                   Value
   Shares                                                         (Note 2)
--------------------------------------------------------------------------------


                Finance (continued)
   11,200       Hartford Financial Services Group, Inc.      $     614,600
   23,659       Household International, Inc.                      937,488
    8,000       Humana, Inc.*                                      142,500
   10,130       Huntington Bancshares, Inc.                        304,533
    5,100       Jefferson-Pilot Corp.                              382,500
   21,000       KeyCorp                                            672,000
    5,600       Lehman Brothers Holdings Inc.                      246,750
    4,800       Lincoln National Corp.                             392,700
   12,350       Marsh & McLennan Cos., Inc.                        721,703
    4,800       MBIA, Inc.                                         314,700
   35,918       MBNA Corp.                                         895,705
   12,500       Mellon Bank Corp.                                  859,375
    7,200       Mercantile Bancorp Inc.                            332,100
   16,800       Merrill Lynch & Co., Inc.                        1,121,400
    5,500       MGIC Investment Corp.                              218,969
   28,217       Morgan Stanley, Dean Witter, Discover            2,003,407
    8,500       Morgan (J.P.) & Co., Inc.                          893,031
   15,800       National City Corp.                              1,145,500
    2,200       NICOR, Inc.                                         92,950
    5,300       Northern Trust Corp.                               462,756
    7,800       Paychex, Inc.                                      401,212
   14,500       PNC Bank Corp.                                     784,813
    3,500       Progressive Corp.                                  592,812
    6,400       Provident Cos., Inc.                               265,600
    7,050       Providian Financial Corp.                          528,750
   10,200       Regions Financial Corp.                            411,188
    5,200       Republic New York Corp.                            236,925
    6,800       SAFECO Corp.                                       291,975
   19,350       Schwab (Charles) Corp.                           1,087,228
    7,957       SLM Holding Corp.                                  381,936
    7,700       State Street Corp.                                 535,631
   11,200       St. Paul Cos., Inc.                                389,200
    8,300       Summit Bankcorp                                    362,606
   10,050       SunAmerica, Inc.                                   815,306
   10,000       SunTrust Banks, Inc.                               765,000
   12,500       Synovus Financial Corp.                            304,687
    6,700       Torchmark Corp.                                    236,594
    3,000       TransAmerica Corp.                                 346,500
    6,000       Union Planters Corp.                               271,875
    6,700       UNUM Corp.                                         391,113
    8,900       UST, Inc.                                          310,387
   35,650       U.S. Bancorp                                     1,265,575
   10,000       Wachovia Corp.                                     874,375
   28,483       Washington Mutual, Inc.                          1,087,695
   79,430       Wells Fargo & Co.                                3,172,236
                                                             -------------
                                                                75,664,988
                                                             -------------
                Chemicals and Drugs - 13.58%
   74,000       Abbott Laboratories                              3,626,000
   11,000       Air Products & Chemicals, Inc.                     440,000
    2,500       Alberto-Culver Co., Class B                         66,719
    3,200       Allergan, Inc.                                     207,200
    4,200       ALZA Corp.*                                        219,450
   63,200       American Home Products Corp.                     3,558,950
   12,300       AMGEN, Inc.*                                     1,286,119
   12,600       Avon Products, Inc.                                557,550
    2,700       Bausch & Lomb, Inc.                                162,000
   13,800       Baxter International, Inc.                         887,513
   11,800       Becton Dickinson & Co.                             503,712
   18,600       Boston Scientific Corp.*                           498,713
   47,800       Bristol-Myers Squibb Co.                         6,396,237
    9,600       Cardinal Health, Inc.                              728,400
   14,200       Colgate Palmolive Co.                            1,318,825
   10,800       Dow Chemical Co.                                   982,125
   54,400       duPont (E.I.) deNemours & Co.                    2,886,600
    3,800       Eastman Chemical Co.                               170,050
    6,850       Engelhard Corp.                                    133,575
    1,600       FMC Corp.*                                          89,600
    3,600       Grace (W.R.) & Co.*                                 56,475
    2,800       Great Lakes Chemical Corp.                         112,000
    7,200       Guidant Corp.                                      793,800
    4,500       Hercules, Inc.                                     123,188
    5,200       International Flavors & Fragrances, Inc.           229,775
   64,600       Johnson & Johnson Co.                            5,418,325
   52,900       Lilly (Eli) & Co.                                4,701,487
    3,400       Mallinckrodt, Inc.                                 104,763
   22,500       Medtronic, Inc.                                  1,670,625
   57,200       Merck & Co., Inc.                                8,447,725
   28,800       Monsanto Co.                                     1,368,000
    6,100       Morton International, Inc.                         149,450
    3,200       Nalco Chemical Co.                                  99,200
   62,800       Pfizer, Inc.                                     7,877,475
   24,380       Pharmacia & Upjohn, Inc.                         1,380,517
    7,500       Praxair, Inc.                                      264,375
    8,500       Rohm & Haas Co.                                    256,063
   70,400       Schering-Plough Corp.                            3,889,600
    1,200       Shared Medical Systems Corp.                        59,850
    8,300       Sherwin-Williams Co.                               243,812
    4,700       Sigma Aldrich Corp.                                138,063
    4,000       St. Jude Medical, Inc.*                            110,750
    6,400       Union Carbide Corp.                                272,000
   39,500       Warner-Lambert Co.                               2,969,906
                                                             -------------
                                                                65,456,562
                                                             -------------


                Technology - 12.63%
   17,200       3Com Corp.*                                        770,775
    6,900       Advanced Micro Devices, Inc.*                      199,669
   27,500       Airtouch Communications, Inc.*                   1,983,437
    6,400       Apple Computer, Inc.*                              262,000
   10,400       Ascend Communications, Inc.*                       683,800
    2,200       Autodesk, Inc.                                      93,913
   14,500       Automatic Data Processing, Inc.                  1,162,719
    9,800       BMC Software, Inc. *                               436,712
    7,800       Cabletron Systems, Inc.*                            65,325
    3,500       Ceridian Corp.*                                    244,344
   74,750       Cisco Systems, Inc.*                             6,937,734
   80,157       Compaq Computer Corp.                            3,361,584
   26,850       Computer Associates International, Inc.          1,144,481
    7,600       Computer Sciences Corp.                            489,725
    2,200       Data General Corp.*                                 36,163
   23,600       Electronic Data Systems Corp.                    1,185,900
   24,000       EMC Corp.*                                       2,040,000


                      See Notes to Financial Statements.
--------------------------------------------------------

                               EQUITY INDEX FUND

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1998

--------------------------------------------------------------------------------
                                                                   Value
   Shares                                                         (Note 2)
--------------------------------------------------------------------------------


                Technology (continued)
    2,200       Harnischfeger Industries, Inc.               $      22,412
    6,000       Honeywell, Inc.                                    451,875
    8,000       IMS Health, Inc.                                   603,500
   44,800       International Business Machines Corp.            8,276,800
    5,700       ITT Industries, Inc.                               226,575
    6,700       LSI Logic Corp.*                                   108,038
   63,196       Lucent Technologies, Inc.                        6,951,560
   10,200       Micron Technology, Inc.*                           515,737
  118,400       Microsoft Corp.*                                16,420,600
    7,700       National Semiconductor Corp.*                      103,950
   16,800       Novell, Inc.*                                      304,500
   46,587       Oracle Corp.*                                    2,009,064
   13,000       Parametric Technology Corp.*                       212,875
   11,000       PeopleSoft, Inc. *                                 208,313
   13,200       Pitney Bowes, Inc.                                 872,025
   11,600       Seagate Technology, Inc.*                          350,900
    8,900       Silicon Graphics, Inc.*                            114,587
   18,300       Sun Microsystems, Inc.*                          1,566,938
   12,200       Unisys Corp.*                                      420,137
                                                             -------------
                                                                60,838,667
                                                             -------------


                Consumer Products - 8.12%
    3,300       American Greetings Corp., Class A                  135,506
    1,702       America OnLine, Inc.*                              246,365
    4,000       Andrew Corp.*                                       66,000
   23,200       Anheuser-Busch Cos., Inc.                        1,522,500
   17,600       Applied Materials, Inc.*                           751,300
   28,590       Archer-Daniels-Midland Co.                         491,391
    1,400       Ball Corp.                                          64,050
    2,600       Bemis Co., Inc.                                     98,638
    2,600       Boise Cascade Corp.                                 80,600
    3,300       Brown-Forman Corp., Class B                        249,769
   21,500       Campbell Soup Co.                                1,182,500
   12,000       Clear Channel Communications, Inc.*                654,000
   23,400       ConAgra, Inc.                                      737,100
   11,100       Corning, Inc.                                      499,500
    5,900       Crown Cork & Seal Co., Inc.                        181,794
    3,900       Deluxe Corp.                                       142,594
    5,200       Dillard's, Inc., Class A                           147,550
   98,229       Disney (Walt) Co.                                2,946,870
    6,700       Donnelley (R.R.) & Sons Co.                        293,544
    4,400       Dow Jones & Co., Inc.                              211,750
    8,100       Dun & Bradstreet Corp.                             255,656
   15,500       Eastman Kodak Co.                                1,116,000
   10,600       Fort James Corp.                                   424,000
   13,600       Gannett Co., Inc.                                  900,150
    4,500       Georgia-Pacific Corp.                              263,531
   21,000       Halliburton Co.                                    622,125
    6,300       Hasbro, Inc.                                       227,587
   17,300       Heinz (H.J.) Co.                                   979,613
    6,800       Hershey Foods Corp.                                422,875
    6,400       Ikon Office Solutions, Inc.                         54,800
   14,800       International Paper Co.                            663,225
   19,500       Kellogg Co.                                        665,437
   26,240       Kimberly-Clark Corp.                             1,430,080
    3,400       King World Productions, Inc.*                      100,088
    3,800       Knight-Ridder, Inc.                                194,275
    3,200       Liz Claiborne, Inc.                                101,000
    1,900       Longs Drug Stores Corp.                             71,250
   14,012       Mattel, Inc.                                       319,649
    4,300       Maytag Corp.                                       267,675
    4,900       McGraw-Hill Cos., Inc.                             499,187
    5,000       Mead Corp.                                         146,563
    2,600       Meredith Corp.                                      98,475
    9,000       New York Times Co., Class A                        312,187
   13,700       Nike, Inc., Class B                                555,706
    7,400       Owens-Illinois, Inc.*                              226,625
    2,100       Polaroid Corp.                                      39,244
    1,400       Potlatch Corp.                                      51,625
   64,400       Procter & Gamble Co.                             5,880,525
    6,500       Quaker Oats Co.                                    386,750
    2,700       Reebok International, Ltd.*                         40,163
    7,200       Rubbermaid, Inc.                                   226,350
    1,600       Russell Corp.                                       32,500
   45,000       Sara Lee Corp.                                   1,268,437
   16,600       Seagram Co., Ltd.                                  630,800
    2,800       Snap-On, Inc.                                       97,475
    4,200       Stanley Works                                      116,550
   16,200       Sysco Corp.                                        444,488
    2,700       Temple-Inland, Inc.                                160,144
    8,100       Tenneco, Inc.                                      275,906
   57,760       Time Warner, Inc.                                3,584,730
    4,200       Times Mirror Co., Class A                          235,200
   15,200       TJX Cos., Inc.                                     440,800
    5,900       Tribune Co.                                        389,400
    5,800       TRW, Inc.                                          325,887
    2,700       Tupperware Corp.                                    44,381
    3,300       Union Camp Corp.                                   222,750
   17,163       Viacom, Inc., Class B*                           1,270,062
    4,750       Westvaco Corp.                                     127,359
    9,600       Weyerhaeuser Co.                                   487,800
    3,700       Whirlpool Corp.                                    204,888
    5,700       Wrigley (Wm.) Jr. Co.                              510,506
                                                             -------------
                                                                39,115,800
                                                             -------------


                Utilities - 8.06%
    8,400       AES Corp.*                                         397,950
    6,600       Ameren Corp.                                       281,737
    9,100       American Electric Power, Inc.                      428,269
   86,767       American Telephone & Telegraph Corp.             6,529,217
    7,150       Baltimore Gas & Electric Co.                       220,756
   74,546       Bell Atlantic Corp.                              4,235,145
   94,400       BellSouth Corp.                                  4,708,200
    8,300       Browning-Ferris Industries, Inc.                   236,031
    7,200       Carolina Power & Light Co.                         338,850
   10,100       Central & South West Corp.                         277,119
    7,643       CINergy Corp.                                      262,728
    4,000       Columbia Energy Group.                             231,000
   11,300       Consolidated Edison Co. of New York                597,488
    4,600       Consolidated Natural Gas Co.                       248,400


                      See Notes to Financial Statements.
                      --------------------------------------------------------

                               EQUITY INDEX FUND

           PORTFOLIO OF INVESTMENTS, Continued  . December 31, 1998


--------------------------------------------------------------------------------
                                                                   Value
   Shares                                                         (Note 2)
--------------------------------------------------------------------------------


                Utilities (continued)
    7,000       DTE Energy Co.                             $       300,125
   17,417       Duke Energy Corp.                                1,115,777
   16,900       Edison International                               471,087
   11,800       Entergy Corp.                                      367,275
   11,300       FirstEnergy Corp.                                  367,956
    8,700       FPL Group, Inc.                                    536,138
    6,200       GPU, Inc.                                          273,962
   46,200       GTE Corp.                                        3,115,613
   14,198       Houston Industries, Inc.                           456,111
    5,400       New Century Energies, Inc.                         263,250
   13,600       NEXTEL Communications, Inc.*                       321,300
    8,800       Niagara Mohawk Power Corp.*                        141,900
    7,200       Northern States Power Co.                          199,800
   14,200       Pacificorp                                         299,087
   10,700       PECO Energy Co.                                    445,388
    1,600       Peoples Energy Corp.                                63,800
   18,200       PG&E Corp.                                         573,300
    7,100       PP & L Resources, Inc.                             197,912
   11,200       Public Service Enterprise Group, Inc.              448,000
   93,908       SBC Communications, Inc.                         5,035,817
   33,500       Southern Co.                                       973,594
   13,440       Texas Utilities Co.                                627,480
   10,300       Unicom Corp.                                       397,194
   24,104       US West, Inc.                                    1,557,721
   27,335       Waste Management, Inc.                           1,274,494
                                                             -------------
                                                                38,816,971
                                                             -------------


                Energy - 6.45%
    4,300       Amerada Hess Corp.                                 213,925
   45,800       Amoco Corp.                                      2,765,175
    5,600       Anadarko Petroleum Corp.                           172,900
    4,700       Apache Corp.                                       118,969
    1,800       ASARCO, Inc.                                        27,112
    3,700       Ashland, Inc.                                      178,988
   15,500       Atlantic Richfield Co.                           1,011,375
    8,382       Burlington Resources, Inc.                         300,180
   31,500       Chevron Corp.                                    2,612,531
   10,200       Coastal Corp.                                      356,362
    1,100       Eastern Enterprises                                 48,125
   15,900       Enron Corp.                                        907,294
  117,000       Exxon Corp.                                      8,555,625
   11,300       Homestake Mining Co.                               103,819
    2,200       Kerr-McGee Corp.                                    84,150
    5,200       Louisiana-Pacific Corp.                             95,225
   37,500       Mobil Corp.                                      3,267,188
   16,800       Occidental Petroleum Corp.                         283,500
    1,500       Oneok, Inc.                                         54,187
    4,900       Oryx Energy Co.*                                    65,844
    2,200       Pennzenergy Co.                                     35,888
    2,200       Pennzoil Co.*                                       32,587
   12,300       Phillips Petroleum Co.                             524,288
  103,000       Royal Dutch Petroleum Co.                        4,931,125
   26,100       Schlumberger, Ltd.                               1,203,862
   11,413       Sempra Energy                                      289,605
    5,100       Sonat, Inc.                                        138,019
    4,400       Sunoco, Inc.                                       158,675
   25,800       Texaco, Inc.                                     1,364,175
   11,981       Union Pacific Resources Co.                        108,578
   11,600       Unocal Corp.                                       338,575
    4,220       USX-U.S. Steel Group, Inc.                          97,060
   20,400       Williams Cos., Inc.                                636,225
                                                             -------------
                                                                31,081,136
                                                             -------------


                Retail - 6.15%
   11,800       Albertson's, Inc.                                  751,512
   13,200       American Stores Co.                                487,575
    7,200       AutoZone, Inc.*                                    237,150
    4,700       Circuit City Stores, Inc.                          234,706
    5,200       Consolidated Stores*                               104,975
   10,456       Costco Cos., Inc.*                                 754,793
   18,600       CVS Corp.                                        1,023,000
   21,000       Dayton-Hudson Corp.                              1,139,250
    8,800       Dollar General Corp.                               207,900
   10,000       Federated Department Stores, Inc.*                 435,625
   28,300       Gap, Inc.                                        1,591,875
    1,700       Great Atl antic & Pacific Tea Co., Inc.             50,362
    3,400       Hartcourt General, Inc.                            180,838
   70,498       Home Depot, Inc.                                 4,313,596
   23,600       Kmart Group.*                                      361,375
    7,600       Kohl's Corp.  *                                    466,925
   12,400       Kroger Co.**                                       750,200
   10,900       Limited  Inc.                                      317,462
   11,000       May Depar tment Stores Co.                         664,125
    7,400       Meyer  (Fred), Inc. *                              445,850
    7,000       Nordstrom, Inc.                                    242,813
   12,100       Penny (J.C.) Co., Inc.                             567,187
   12,400       Rite Aid  Corp.                                    614,575
   23,400       Safeway,  Inc. *                                 1,425,938
   18,900       Sears Roebuck & Co.                                803,250
   13,800       Stables,  Inc. *                                   602,887
    5,800       Supervalue, Inc.                                   162,400
   12,400       Toys 'R'  Us, Inc.*                                209,250
   23,900       Walgreen  Co.                                    1,399,644
  107,300       Wal-Mart Stores, Inc.                            8,738,244
    7,200       Winn-Dixie Stores, Inc.                            323,100
                                                             -------------
                                                                29,608,382
                                                             -------------


                Consumer Staples - 5.97%
   13,800       Best Foods                                         734,850
    4,500       Black & Decker Corp.                               252,281
    5,100       Clorox Co.                                         595,744
  118,300       Coca-Cola Co.                                    7,911,312
   19,400       Coca-Cola Enterprises, Inc.                        693,550
    1,800       Coors (Adolph) Co., Class B                        101,588
    8,300       Fortune Brands, Inc.                               262,487
    3,300       Fruit of the Loom, Inc., Class A*                   45,581
    7,400       General Mills, Inc.                                575,350
   53,800       Gillette Co.                                     2,599,213
   19,500       Minnesota Mining & Manufacturing Co.             1,386,937
    7,700       Newell Co.                                         317,625
   70,700       PepsiCo, Inc.                                    2,894,281


                      See Notes to Financial Statements.
--------------------------------------------------------

                               EQUITY INDEX FUND

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1998

--------------------------------------------------------------------------------
                                                                   Value
   Shares                                                         (Note 2)
--------------------------------------------------------------------------------

                Consumer Staples (continued)
  116,700       Philip Morris Cos., Inc.                     $   6,243,450
   14,900       Ralston Purina Co.                                 482,388
   15,600       RJR Nabisco Holdings Corp.                         463,125
      900       Springs Industries, Inc., Class A                   37,294
    7,410       Tricon Global Restaurants, Inc.*                   371,426
   30,700       Unilever NV                                      2,546,181
    5,800       VF Corp.                                           271,875
                                                             -------------
                                                                28,786,538
                                                             -------------

                Building and Construction - 1.26%
    1,300       Aeroquip-Vickers, Inc.                              38,919
    1,200       Briggs & Stratton Corp.                             59,850
    2,800       Centex Corp.                                       126,175
    4,600       Champion International Corp.                       186,300
   10,600       Dover Corp.                                        388,225
    3,800       Fluor Corp.                                        161,738
    1,900       Kaufman & Broad Home Corp.                          54,625
    5,600       Loews Corp.                                        550,200
   16,800       Lowe's Cos., Inc.                                  859,950
   16,200       Masco Corp.                                        465,750
    2,600       Owens-Corning                                       92,137
    8,600       PPG Industries, Inc.                               500,950
    2,000       Pulte Corp.                                         55,625
   30,986       Tyco International, Ltd.                         2,337,506
    5,200       Willamette Industries, Inc.                        174,200
                                                             -------------
                                                                 6,052,150
                                                             -------------

                Broadcasting - 0.79%
   17,800       Comcast Corp. Special, Class A                   1,044,638
   29,200       MediaOne Group*                                  1,372,400
   25,000       Tele-Communications, Inc., TCI Group,
                 Class A*                                        1,382,812
                                                             -------------
                                                                 3,799,850
                                                             -------------

                Metals and Mining - 0.71%
   10,800       Alcan Aluminum, Ltd.                               292,275
    9,302       Allegheny Teledyne, Inc.                           190,110
    9,000        Aluminum Co. of America                           671,063
   17,800       Barrick Gold Corp.                                 347,100
   10,900       Battle Mountain Gold Co.                            44,962
    6,100       Bethlehem Steel Corp.*                              51,088
    5,300       Biomet, Inc.                                       213,325
    4,300       Cyprus Amax Minerals Co.                            43,000
    8,500       Freeport-McMoRan Copper & Gold, Inc.,
                 Class B                                            88,719
    7,800       Inco, Ltd., Class A                                 82,387
    1,700       Jostens, Inc.                                       44,519
    8,011       Newmont Mining Corp.                               144,699
    4,300       Nucor Corp.                                        185,975
    2,900       Phelps Dodge Corp.                                 147,538
   11,900       Placer Dome, Inc., ADR                             136,850
    3,400       Reynolds Metals Co.                                179,137
    2,900       Timken Co.                                          54,738
   14,700       USX-Marathon Group                                 442,837
    4,600       Worthington Industries, Inc.                        57,500
                                                             -------------
                                                                 3,417,822
                                                             -------------


                Business Services - 0.65%
   41,033       Cendant Corp.*                                     782,192
    6,200       Ecolab, Inc.                                       224,362
    7,000       Equifax, Inc.                                      239,313
   21,300       First Data Corp.                                   674,944
    6,650       Interpublic Group of Companies, Inc.               530,337
    8,200       Omnicom Group, Inc.                                475,600
    4,008       Sealed Air Corp.*                                  204,658
                                                             -------------
                                                                 3,131,406
                                                             -------------


                 Aerospace-Airlines - 0.58%
    8,800        AMR Corp.*                                        522,500
    7,200        Delta Air Lines, Inc.                             374,400
    6,000        General Dynamics Corp.                            351,750
   16,075        Southwest Airlines Co.                            360,683
   11,000        United Technologies Corp.                       1,196,250
                                                             -------------
                                                                 2,805,583
                                                             -------------


                Food Services - 0.57%
    6,500       Darden Restaurants, Inc.                           117,000
   32,800       McDonald's Corp.                                 2,513,300
    6,000       Wendy's International, Inc.                        130,875
                                                             -------------
                                                                 2,761,175
                                                             -------------


                Health Services - 0.57%
    2,700       Bard (C.R.), Inc.                                  133,650
   30,800       Columbia/HCA Healthcare Corp.                      762,300
   20,600       HBO & Co.                                          590,963
   20,200       HEALTHSOUTH Corp.*                                 311,838
    5,100       Manor Care, Inc. *                                 149,812
   14,800       Tenet Healthcare Corp.*                            388,500
    9,400       United Healthcare Corp.                            404,788
                                                             -------------
                                                                 2,741,851
                                                             -------------


                Transportation - 0.54%
   22,752       Burlington Northern Santa Fe Corp.                 767,880
   10,500       CSX Corp.                                          435,750
    7,200       FDX Corp.*                                         640,800
   15,700       Laidlaw, Inc.                                      157,981
   18,200       Norfolk Southern Corp.                             576,713
                                                             -------------
                                                                 2,579,124
                                                             -------------


                Hotels-Leisure - 0.16%
    4,800       Harrah's Entertainment, Inc.*                       75,300
   12,400       Hilton Hotels Corp.                                237,150
   11,900       Marriott International, Inc.                       345,100
    8,500       Mirage Resorts, Inc.*                              126,969
                                                             -------------
                                                                   784,519
                                                             -------------


                Consumer Services - 0.14%
    4,900       Block (H & R), Inc.                                220,500
   12,400       Service Corp. International                        471,975
                                                             -------------
                                                                   692,475
                                                             -------------

                      See Notes to Financial Statements.
--------------------------------------------------------

                               EQUITY INDEX FUND

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1998

--------------------------------------------------------------------------------
                                                                   Value
   Shares                                                         (Note 2)
--------------------------------------------------------------------------------
                Capital Goods - 0.03%
    1,800       Foster Wheeler Corp.                       $        23,737
      500       Nacco Industries, Inc., Class A                     46,000
    3,200       Navistar International Corp.*                       91,200
                                                             -------------
                                                                   160,937
                                                             -------------

                Leisure and Entertainment - 0.02%
    4,700       Brunswick Corp.                                    116,325
                                                             -------------
                Total Common Stocks                            476,673,110
                                                             -------------
                (Cost $306,518,919)

PREFERRED STOCKS - 0.00%

      261       Aetna, Inc., Class C                                19,852
    2,400       Fresenius National Medical Care, Inc.,
                 Class D*                                               72
                                                             -------------

                Total Preferred Stocks                              19,924
                                                             -------------
                (Cost $17,063)

Par Value
---------

U.S. GOVERNMENT OBLIGATION (A) - 0.07%

$ 350,000       U.S. Treasury Bill
                4.47%, 06/24/99 (1)                                342,709
                                                             -------------
                Total U.S. Government Obligation                   342,709
                                                             -------------
                (Cost $342,709)

INVESTMENT COMPANY - 0.97%

4,655,062       SSgA Prime Money Market Fund                     4,655,062
                                                             -------------
                Total Investment Company                         4,655,062
                                                             -------------
                (Cost $4,655,062)

Total Investments - 99.96%                                     481,690,805
                                                             -------------
(Cost $311,533,753)

Net Other Assets and Liabilities - 0.04%                           186,319
                                                             -------------
Net Assets - 100.00%                                           481,877,124
                                                             -------------

----------------------------------------------
*       Non income producing security.
(A)     Effective yield at time of purchase.
(1) Security has been deposited as intitial margin on open futures contracts. At December 31, 1998, the Portfolio's open futures contracts were as follows:

Number of                                     Current
Contracts         Contract     Expiration     Opening            Market Value at
Purchased           Type          Date        Position          December 31, 1998
---------           ----          ----        --------          -----------------
   13             S & P 500      Mar-99       $3,978,170           $4,047,875
                                              ==========           ==========

Federal Income Tax Information (see Note 2)
At December 31, 1998, the aggregate cost of investment securities for tax purposes was $312,087,971. Net unrealized appreciation (depreciation) aggregated $169,602,834, of which $181,959,941 related to appreciated investment securities and $(12,357,107) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1998 were $11,505,521. (unaudited)

Other Information
For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $116,924,995 and $24,839,600 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

                         INVESTMENT GRADE INCOME FUND

                PORTFOLIO OF INVESTMENTS  .  December 31, 1998

--------------------------------------------------------------------------------
                                                    Moody's
                                                    Ratings          Value
Par Value                                         (unaudited)       (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 47.84%

                Federal National
                Mortgage Association (A) - 16.81%
$   195,871     6.00%, 05/01/01, Pool # 190806       Aaa     $     196,537
  1,179,388     7.37%, 08/17/03, REMIC               Aaa         1,196,241
    635,879     6.50%, 05/01/08, Pool # 50730        Aaa           645,074
    484,065     8.50%, 07/01/08, Pool # 100001       Aaa           505,998
    144,333     8.00%, 04/01/09, Pool # 111253       Aaa           147,910
    454,344     9.00%, 02/01/10, Pool # 303165       Aaa           477,475
  1,411,582     6.50%, 09/01/10, Pool # 327824       Aaa         1,431,895
    155,506     7.00%, 05/01/17, Pool # 68635        Aaa           158,143
    955,055     8.00%, 04/01/22, Pool # 124267       Aaa           991,710
     53,406     7.00%, 08/01/22, Pool # 174666       Aaa            54,551
  1,162,007     8.00%, 01/01/23, Pool # 125178       Aaa         1,206,605
    550,665     8.00%, 04/01/23, Pool # 124834       Aaa           571,800
    301,764     7.00%, 09/01/23, Pool # 231026       Aaa           308,140
    420,492     7.00%, 10/01/23, Pool # 234686       Aaa           429,377
     37,675     7.00%, 11/01/23, Pool # 249703       Aaa            38,471
  1,784,966     7.00%, 11/01/23, Pool # 50930        Aaa         1,822,682
  2,887,598     6.50%, 01/01/24, Pool # 50965        Aaa         2,908,186
  2,416,170     7.00%, 02/01/24, Pool # 50993        Aaa         2,466,643
    411,476     7.00%, 03/01/24, Pool # 368092       Aaa           420,302
    414,181     7.00%, 05/01/24, Pool # 279408       Aaa           422,833
    166,098     7.00%, 05/01/24, Pool # 284226       Aaa           169,567
    370,826     7.00%, 05/01/24, Pool # 285340       Aaa           378,573
    242,272     7.00%, 06/01/24, Pool # 284716       Aaa           247,333
    114,024     7.00%, 07/01/24, Pool # 250083       Aaa           116,406
     19,758     7.00%, 11/01/24, Pool # 303223       Aaa            20,175
    377,118     7.00%, 12/01/24, Pool # 303302       Aaa           385,087
  6,283,841     7.50%, 12/01/24, Pool # 323047       Aaa         6,459,286
     19,776     7.00%, 07/01/25, Pool # 307012       Aaa            20,186
  1,290,173     7.50%, 10/01/25, Pool # 321152       Aaa         1,325,252
    564,326     7.00%, 11/01/25, Pool # 328591       Aaa           576,052
    146,179     7.50%, 10/01/26, Pool # 359890       Aaa           150,153
    461,680     7.50%, 12/01/26, Pool # 362034       Aaa           474,136
    215,386     7.50%, 12/01/26, Pool # 366778       Aaa           221,197
    360,932     7.00%, 08/01/27, Pool # 395339       Aaa           368,284
    409,453     7.00%, 09/01/27, Pool # 397607       Aaa           417,794
     33,715     7.00%, 01/01/28, Pool # 313947       Aaa            34,402
    920,999     7.50%, 01/01/28, Pool # 251410       Aaa           945,866
    562,607     7.00%, 03/01/28, Pool # 419346       Aaa           574,039
    648,877     7.00%, 04/01/28, Pool # 418771       Aaa           662,063
     65,187     7.50%, 05/01/28, Pool # 431800       Aaa            66,959
    341,310     7.00%, 08/01/28, Pool # 434238       Aaa           348,246
    155,743     7.00%, 09/01/28, Pool # 323347       Aaa           158,908
  2,004,756     6.50%, 10/01/28, Pool # 440657       Aaa         2,018,549
    375,380     7.00%, 10/01/28, Pool # 442359       Aaa           383,007
    224,885     7.00%, 10/01/28, Pool # 443367       Aaa           229,455
    175,854     7.00%, 10/01/28, Pool # 449408       Aaa           179,436
    211,200     7.50%, 10/01/28, Pool # 443609       Aaa           216,898
    430,787     7.00%, 11/01/28, Pool # 451175       Aaa           439,540
    588,099     7.00%, 11/01/28, Pool # 451878       Aaa           600,049
    648,049     7.00%, 12/01/28, Pool # 449069       Aaa           661,218
    220,181     7.00%, 12/01/28, Pool # 449967       Aaa           224,655
    538,548     7.00%, 12/01/28, Pool # 453749       Aaa           549,491
    462,225     7.00%, 01/01/29, Pool # 252244       Aaa           472,773
$ 2,300,000     6.00%, 02/01/29 (B)                  Aaa         2,282,050
                                                             -------------
                                                             $  38,777,658
                                                             -------------

                U.S. Treasury Notes - 13.09%
$    90,000     7.75%, 01/31/00                      Aaa     $      92,869
  5,175,000     5.63%, 02/28/01                      Aaa         5,280,119
  5,115,000     6.63%, 03/31/02 (C)                  Aaa         5,405,916
  4,140,000     5.75%, 08/15/03 (H)                  Aaa         4,321,125
    250,000     6.50%, 08/15/05                      Aaa           274,687
  8,245,000     6.88%, 05/15/06                      Aaa         9,319,430
  5,000,000     6.25%, 02/15/07                      Aaa         5,484,375
                                                             -------------
                                                                30,178,521
                                                             -------------

                U.S. Treasury Bonds - 8.79%
  4,565,000     7.25%, 05/15/16 (D)                  Aaa         5,537,916
  1,500,000     7.50%, 11/15/16 (E)                  Aaa         1,865,157
    650,000     7.63%, 11/15/22 (F)                  Aaa           843,781
  9,740,000     7.13%, 02/15/23 (G)                  Aaa        12,016,725
                                                             -------------
                                                                20,263,579
                                                             -------------

                Government National
                Mortgage Association (A) - 5.10%
    886,475     9.50%, 02/15/06, Pool # 780238       Aaa           940,222
    199,933     6.50%, 09/15/08, Pool # 357124       Aaa           203,958
    103,235     9.00%, 08/15/16, Pool # 165233       Aaa           111,177
    117,196     9.00%, 08/15/16, Pool # 173341       Aaa           126,211
    175,823     8.00%, 08/15/22, Pool # 323199       Aaa           183,068
    829,270     7.00%, 05/15/23, Pool # 352154       Aaa           848,899
    767,078     7.00%, 06/15/23, Pool # 349678       Aaa           785,235
  3,098,655     6.50%, 01/15/24, Pool # 370999       Aaa         3,130,137
    223,683     8.00%, 09/15/26, Pool # 421495       Aaa           232,201
     65,102     8.00%, 09/15/26, Pool # 431341       Aaa            67,581
    731,993     8.00%, 09/15/26, Pool # 436476       Aaa           759,867
  2,320,000     6.50%, 01/01/28 (B)                  Aaa         2,343,220
  1,945,518     6.50%, 10/15/28, Pool # 167426       Aaa         1,964,993
     73,870     6.50%, 11/15/28, Pool # 490919       Aaa            74,610
                                                             -------------
                                                                11,771,379
                                                             -------------

                Federal Home Loan
                Mortgage Corporation (A) - 4.05%
    174,407     9.50%, 03/01/01, Pool # 200029       Aaa           180,054
     64,405     6.50%, 06/01/04, Pool # 548801       Aaa            64,727
    119,356     6.50%, 08/01/04, Pool # 181863       Aaa           120,484
    960,432     7.50%, 01/01/07, Pool # E00071       Aaa           987,968
    247,232     8.00%, 04/01/07, Pool # 170014       Aaa           255,584
    286,725     8.00%, 09/01/08, Pool # 530125       Aaa           294,888
    167,189     8.00%, 04/01/09, Pool # 534627       Aaa           170,511
    112,055     8.00%, 06/01/09, Pool # 184989       Aaa           115,566
    236,133     8.00%, 08/01/09, Pool # 546108       Aaa           243,531
  2,576,953     7.00%, 08/01/10, Pool # E20187       Aaa         2,635,449
     26,333     7.00%, 09/01/11, Pool # E65257       Aaa            26,935
    347,524     7.00%, 11/01/11, Pool # E65777       Aaa           355,468
    877,459     7.00%, 12/01/11, Pool # E20276       Aaa           897,517
  1,263,889     7.90%, 07/01/16, Pool # W30001       Aaa         1,357,100

                       See Notes to Financial Statements
---------------------------------------------------------

                         INVESTMENT GRADE INCOME FUND

           PORTFOLIO OF INVESTMENTS, Continued  .  December 31, 1998

--------------------------------------------------------------------------------
                                                  Moody's
                                                  Ratings          Value
Par Value                                       (unaudited)       (Note 2)
--------------------------------------------------------------------------------
                Federal Home Loan
                Mortgage Corporation (continued)
$   349,689     8.75%, 05/01/17, Pool # A00870       Aaa     $     372,020
    302,203     7.50%, 10/01/18, Pool # 304313       Aaa           307,954
    451,597     9.50%, 08/01/19, Pool # 555229       Aaa           480,811
     15,198     9.50%, 08/01/20, Pool # A00742       Aaa            16,353
     19,119     10.00%, 10/01/20, Pool # D13442      Aaa            20,691
    197,453     10.00%, 12/01/20, Pool # D06613      Aaa           213,788
    210,339     9.50%, 02/01/21, Pool # D06612       Aaa           226,204
                                                             -------------
                                                                 9,343,603
                                                             -------------

                Total U.S. Government
                and Agency Obligations                         110,334,740
                                                             -------------
                (Cost $107,124,129)


CORPORATE NOTES AND BONDS - 35.17%

                Finance - 10.78%
  1,000,000     AON Capital Trust, Series A
                8.21%, 01/01/27                      A           1,140,245
  1,500,000     AT&T Capital Corp., MTN
                6.25%, 05/15/01                      Baa         1,480,114
  1,925,000     BankBoston, MTN
                6.38%, 04/15/08                      A           1,922,563
  1,450,000     BCH Cayman Islands
                Yankee Subordinated Note, Guaranteed
                6.50%, 02/15/06                      A           1,467,116
  2,000,000     Chase Manhattan Corp.
                6.38%, 02/15/08                      A           2,067,760
  1,000,000     Compass Trust I
                8.23%, 01/15/27                      A           1,062,913
  1,500,000     Conseco Financing Trust III
                8.80%, 04/01/27                      Ba          1,434,616
  1,075,000     First Empire Capital Trust I
                8.23%, 02/01/27                      A           1,162,784
  1,300,000     Ford Motor Credit Co.
                6.25%, 12/08/05                      A           1,335,877
  1,805,000     General Motors Acceptance Corp.
                Senior Note
                5.88%, 01/22/03                      A           1,818,922
  1,750,000     Homeside Lending, Inc., MTN
                6.88%, 05/15/00                      A           1,772,870
  1,750,000     MBNA Corp., MTN
                6.96%, 09/12/02                      Baa         1,782,685
  2,000,000     Star Banc Corp., Series A, MTN
                6.97%, 05/01/00                      A           2,035,178
  1,700,000     The Money Store, Inc.
                8.05%, 04/15/02                      A           1,815,734
  1,000,000     Travelers Group, Inc.
                7.25%, 05/01/01                      Aa          1,034,033
  1,500,000     U.S. West Capital Funding
                6.13%, 07/15/02                      A           1,533,976
                                                             -------------
                                                                24,867,386
                                                             -------------

                Industrial - 5.53%
  1,900,000     Abitibi-Consolidated, Inc.
                Yankee Note
                7.40%, 04/01/18                      Baa         1,785,185
$ 1,225,000     Chesapeake Corp.
                7.20%, 03/15/05                      Baa         1,299,600
  2,450,000     Dillards, Inc.
                6.13%, 11/01/03                      Baa         2,444,909
  1,350,000     Georgia Gulf Corp.
                7.63%, 11/15/05                      Ba          1,430,573
  2,000,000     International Business Machines Corp.
                6.50%, 01/15/28                      A           2,112,340
  2,000,000     News America Holdings, Inc.
                7.38%, 10/17/08                      Baa         2,169,234
  1,500,000     Tyco International Group SA
                Yankee Subordinated Note
                6.25%, 06/15/13                      Baa         1,515,525

                                                             -------------
                                                                12,757,366
                                                             -------------
                Utilities - 3.65%
  2,195,000     Connecticut Light & Power Co.
                First Mortgage, Series 94D
                7.88%, 10/01/24                      Ba          2,297,124
  1,000,000     Empresa Electrica Pehuenche SA
                Yankee Note
                7.30%, 05/01/03                      Baa           933,995
  2,000,000     K.N. Energy, Inc., Senior Note
                6.45%, 03/01/03                      Baa         2,011,262
  1,250,000     Philadelphia Electric Co.
                First Mortgage , Series 1992
                7.50%, 01/15/99                      Baa         1,250,645
  1,100,000     Sithe/Independence Funding Corp.
                Guaranteed, Series A
                9.00%, 12/30/13                      Baa         1,301,410
    580,000     Texas Utilities Electric Co.
                7.38%, 10/01/25                      A             611,900

                                                             -------------
                                                                 8,406,336
                                                             -------------

                Communications - 3.61%
  1,225,000     LCI International, Inc., Senior Note
                7.25%, 06/15/07                      A           1,257,856
  2,000,000     MCI WorldCom, Inc., Note
                7.75%, 04/01/07                      Baa         2,256,172
  1,800,000     Sprint Capital Corp.
                5.70%, 11/15/03                      Baa         1,799,705
  2,550,000     TCI Communications, Inc., Senior
                Debenture
                7.88%, 02/15/26                      Baa         3,018,236

                                                             -------------
                                                                 8,331,969
                                                             -------------

                Securities Brokers and Dealers
                - 2.32%
  2,045,000     Donaldson Lufkin & Jennrette, Inc.
                Senior Note
                6.88%, 11/01/05                      A           2,106,409
  1,500,000     Legg Mason, Inc., Senior Note
                6.50%, 02/15/06                      Baa         1,551,580
  1,700,000     Paine Webber Group, Inc., Senior
                Note
                6.55%, 04/15/08                      Baa         1,693,856

                                                             -------------
                                                                 5,351,845
                                                             -------------

                       See Notes to Financial Statements
                       ---------------------------------------------------------

                         INVESTMENT GRADE INCOME FUND

                PORTFOLIO OF INVESTMENTS  .  December 31, 1998

--------------------------------------------------------------------------------
                                                  Moody's
                                                  Ratings          Value
Par Value                                       (unaudited)       (Note 2)
--------------------------------------------------------------------------------



                Transportation - 2.17%
$ 1,300,000     AMR Corp.
                9.50%, 05/15/01                      Baa     $   1,391,282
    900,000     Consolidated Freightways, Inc.
                9.13%, 08/15/99                      Baa           910,424
  2,003,000     United Air Lines, Inc.
                9.00%, 12/15/03                      Baa         2,210,234
    431,458     United Air Lines, Inc.
                9.30%, 03/22/08                      Baa           486,659
                                                             -------------
                                                                 4,998,599
                                                             -------------

                Oil, Gas, and Petroleum - 2.04%
    700,000     Southwest Gas Corp.
                Debenture, Series F
                9.75%, 06/15/02                      Baa           780,745
  1,500,000     Tennessee Gas Pipeline Co.
                7.50%, 04/01/17                      Baa         1,597,099
    800,000     Union Pacific Resources, Co.
                6.50%, 05/15/05                      Baa           777,610
  1,500,000     Valero Energy Corp., MTN
                7.50%, 05/31/01 (I)                  BBB         1,554,747
                                                             -------------
                                                                 4,710,201
                                                             -------------

                Publishing - 1.41%
  1,230,000     Time Warner, Inc., Debenture
                8.05%, 01/15/16                      Baa         1,437,864
    750,000     Time Warner, Inc., Debenture
                9.15%, 02/01/23                      Baa           986,110
    675,000     Time Warner Entertainment Co., LP
                Senior Debenture
                8.38%, 03/15/23                      Baa           825,592
                                                             -------------
                                                                 3,249,566
                                                             -------------


                Electronics - 0.74%
  1,700,000     Clear Channel Communications, Inc.
                7.25%, 10/15/27                      Baa         1,713,017
                                                             -------------

                Processed Foods - 0.73%
  1,500,000     Ralston Purina Co.
                7.75%, 10/01/15                      Baa         1,674,511
                                                             -------------

                Pharmaceuticals - 0.67%
  1,500,000     Watson Pharmaceuticals, Inc.
                7.13%, 05/15/08                      Ba          1,554,457
                                                             -------------

                Consumer Staples - 0.66%
  1,500,000     Black & Decker Corp.
                6.63%, 11/15/00                      Baa         1,524,988
                                                             -------------

                Media - 0.49%
  1,125,000     Hearst-Argyle Television, Inc.
                Senior Note
                7.00%, 01/15/18                      Baa         1,118,724
                                                             -------------

                Engineering and Construction - 0.37%
$   850,000     Pulte Corp., Senior Note
                7.00%, 12/15/03                      Baa     $     846,115
                                                             -------------
                Total Corporate Notes and Bonds                 81,105,080
                                                             -------------
                (Cost $77,846,606)
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (A) - 12.96%

    980,584     Associates Manufactured Housing
                6.70%, 03/15/27                      Aaa           985,153
  2,350,000     BankBoston RV Asset Backed Trust
                1997-1, Series A8
                6.54%, 02/15/09                      Aaa         2,424,712
  2,000,000     Barnett Auto Trust, 1997-A, A3
                6.03%, 11/15/01                      Aaa         2,013,440
  1,452,545     Bear Stearns Mortgage Securities,
                Inc.
                1995-1, Series 1A, CMO
                6.48%, 05/25/10                      Aaa         1,461,841
  1,250,000     Bear Stearns Mortgage Securities,
                Inc.
                1996-1, Series A10, CMO
                7.75%, 06/25/27                      Aaa         1,286,903
    750,000     Carco Auto Loan Master Trust
                1997-1, Series A
                6.69%, 08/15/04                      Aaa           753,210
  3,000,000     Chase Manhattan Auto Owner Trust
                1998-A, Series A3
                5.70%, 09/17/01                      Aaa         3,013,740
  1,075,000     Comcast Cable Communications, Inc.
                8.13%, 05/01/04                      Baa         1,186,546
  1,250,000     Donaldson Lufkin & Jennrette
                Commercial
                Mortgage Corp., Series 1998-CF2,
                Class A1A
                5.88%, 11/12/31                      Aaa         1,257,787
  1,677,497     Financial Asset Securitization, Inc.
                1997-NAMC, Series FXA2, CMO
                7.75%, 05/25/27 (I)     AAA                      1,726,686
  1,599,526     First Plus Home Loan Owner Trust
                1996-2, Series A5
                7.47%, 02/20/11                      Aaa         1,613,378
  1,299,303     General Motors Acceptance Corp.
                1996-C1, Series A2A, CMO
                6.79%, 09/15/03                      A           1,340,738
    233,746     Green Tree Financial Corp., 1992-1
                Series A3
                6.70%, 10/15/17                      Aaa           234,751
  1,416,759     Green Tree Financial Corp., 1994-1
                Series A3
                6.90%, 04/15/19                      Aa          1,427,441
    282,526     Green Tree Recreation
                Equipment & Consumer Trust
                1997-B, Series A1
                5.55%, 02/15/18                      Aaa           282,955
    899,187     Green Tree Recreation
                Equipment & Consumer Trust
                6.55%, 07/15/28 (I)                  AAA           923,024
    117,601     NationsBank Auto Grantor Trust
                1995-A, Series B
                6.00%, 06/15/02                      A             118,094

                       See Notes to Financial Statements.
---------------------------------------------------------

                         INVESTMENT GRADE INCOME FUND

           PORTFOLIO OF INVESTMENTS, Continued  .  December 31, 1998

--------------------------------------------------------------------------------
                                                  Moody's
                                                  Ratings          Value
Par Value                                       (unaudited)       (Note 2)
--------------------------------------------------------------------------------
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$ 1,312,143     Olympic Automobile Receivables
                Trust Series 1996-A, Class A-4
                5.85%, 07/15/01                      Aaa     $   1,317,221
  1,000,000     PSB Lending Home Loan Owner Trust
                1997-3, Series A2
                6.57%, 02/20/13                      Aaa         1,006,420
  1,279,442     Residential Asset Securitization
                Trust Series 1996-A10, Class A-3
                7.50%, 11/25/11                      Aaa         1,283,408
  1,750,000     Resolution Trust Corp.
                1995-C1, Series A4C, CMO
                6.85%, 02/25/27                      Aaa         1,759,730
    768,860     Vendee Mortgage Trust, 1997-1
                Series 2B, CMO
                7.50%, 03/15/13 NR                                 774,704
    111,855     Western Financial Grantor Trust
                1995-2, Series A2
                7.10%, 07/01/00                      Aaa           112,511
  1,575,000     WFS Financial Owner Trust, 1998-B
                6.05%, 04/20/03                      Aaa         1,595,672
                                                             -------------
                Total Asset-Backed and
                Mortgage-Backed Securities                      29,900,065
                                                             -------------
                (Cost $29,599,050)
COMMERCIAL PAPER (J) - 4.33%
  4,000,000     Enterprise Funding
                5.55%, 01/08/99                      A           3,995,707
  2,000,000     Equilon Enterprises
                5.30%, 02/11/99                      A           1,987,996
  4,000,000     Republic Industries Funding
                5.63%, 01/13/99                      A           3,992,533
                                                             -------------
                Total Commercial Paper                           9,976,236
                                                             -------------
                (Cost $9,976,236)

--------------------------------------------------------------------------------

                                                                   Value
   Shares                                                         (Note 2)
--------------------------------------------------------------------------------
INVESTMENT COMPANY - 0.56%

  1,294,595     SSgA Prime Money Market Fund                 $   1,294,595
                                                             -------------
                Total Investment Company                         1,294,595
                                                             -------------
                (Cost $1,294,595)

Total Investments - 100.86%                                  $ 232,610,716
                                                             -------------
(Cost $225,840,616)
Net Assets and Other Liabilities - (0.86)%                      (1,987,263)
                                                             -------------
Net Assets - 100.00%                                         $ 230,623,453
                                                             =============

---------------------------------------
(A)     Pass Through Certificates
(B)     Forward Commitments
(C)     Designated as collateral on Forward Commitment, par value of $5,115,000.
(D)     Designated as collateral on Forward Commitment, par value of $4,565,000.
(E)     Designated as collateral on Forward Commitment, par value of $1,200,000.
(F)     Designated as collateral on Forward Commitment, par value of $650,000.
(G)     Designated as collateral on Forward Commitment, par value of $5,370,000.
(H)     Designated as collateral on Forward Commitment, par value of $65,000.
(I) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
(J)     Effective yield at time of purchase.
CMO     Collateralized Mortgage Obligations
MTN     Medium Term Note
REMIC   Real Estate Mortgage Conduit

Federal Income Tax Information (see Note 2)
At December 31, 1998, the aggregate cost of investment securities for tax purposes was $225,841,417. Net unrealized appreciation (depreciation) aggregated $6,769,299, of which $7,385,489 related to appreciated investment securities and $(616,190) related to depreciated investment securities.

At December 31, 1998, the Portfolio had no capital loss carryforward. During 1998, the Portfolio utilized $1,388,318 of its capital loss carryforward.

Other Information
For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $95,407,379 and $87,761,346 of non-governmental issuers, respectively, and $264,424,232 and $237,485,265 of U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:


        Moody's Ratings (unaudited)             S&P Ratings (unaudited)
                Aaa            57.06%           AAA     1.14%
                Aa              1.06            BBB     0.67
                A              15.76
                Baa            20.53
                Ba              2.89
                NR (Not Rated)  0.89
                               -----                    ----
                               98.19%                   1.81%
                               =====                    ====

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

                             GOVERNMENT BOND FUND
                PORTFOLIO OF INVESTMENTS  .  December 31, 1998

--------------------------------------------------------------------------------
                                                                   Value
   Par Value                                                      (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 87.12%

                U.S. Treasury Notes - 43.57%
$  3,700,000    7.13%, 02/29/00 $                            $   3,800,595
     700,000    5.50%, 05/31/00                                    708,094
   2,700,000    5.63%, 05/15/01                                  2,764,125
   3,000,000    6.50%, 08/31/01                                  3,135,939
   5,775,000    6.38%, 09/30/01                                  6,025,854
   3,750,000    6.25%, 02/28/02                                  3,918,750
   3,000,000    6.00%, 07/31/02                                  3,126,564
   1,475,000    5.75%, 11/30/02                                  1,529,391
     750,000    5.25%, 08/15/03                                    768,750
   2,525,000    5.75%, 08/15/03                                  2,635,469
     750,000    7.25%, 05/15/04                                    840,469
   5,350,000    6.88%, 05/15/06                                  6,047,174
                                                             -------------
                                                                35,301,174
                                                             -------------


                Federal National
                Mortgage Association - 17.96%
     550,000    5.84%, 03/15/01, MTN                               559,531
   1,425,000    6.18%, 03/15/01, MTN                             1,459,643
   1,850,000    6.45%, 04/23/01, MTN                             1,907,494
     350,000    5.73%, 01/06/03, MTN                               356,750
     710,475    7.38%, 08/17/03, REMIC, (A)                        720,627
   1,900,000    5.80%, 12/10/03, Note                            1,948,079
   1,350,000    6.82%, 08/23/05, MTN                             1,471,120
     275,000    6.14%, 11/25/05, MTN                               289,789
     941,479    7.50%, 03/01/07, Pool # 50545 (A)                  968,443
   1,250,000    6.57%, 08/22/07, MTN                             1,360,787
     953,819    6.50%, 05/01/08, Pool # 50730, (A)                 967,611
   1,300,000    8.40%, 02/25/09, Class A3,
                Series 1996-W2, CMO, (A)                         1,372,475
      86,600    8.00%, 04/01/09, Pool # 111253, (A)                 88,746
     411,481    7.00%, 01/01/10, Pool # 303194 (A)                 420,640
      46,202    6.40%, 11/25/10, Class A2,
                Series 1995-T2, REMIC                               46,038
      57,414    7.00%, 05/01/17, Pool #  68635, (A)                 58,387
     534,724    8.00%, 09/01/21, Pool # 70941, (A)                 555,295
                                                             -------------
                                                                14,551,455
                                                             -------------

                Federal Home Loan
                Mortgage Corporation - 10.28%
     181,852    9.50%, 03/01/01, Pool # 200029 (A)                 187,740
   1,000,000    6.87%, 03/03/03                                  1,061,013
     700,000    5.75%, 07/15/03                                    719,460
      45,942    6.50%, 06/01/04, Pool # 548801, (A)                 46,172
     104,168    6.50%, 08/01/04, Pool # 181863, (A)                105,152
     360,665    7.50%, 02/01/07, Pool # E00075, (A)                371,006
     286,725    8.00%, 09/01/08, Pool # 530125, (A)                294,888
   2,500,000    5.13%, 10/15/08                                  2,451,690
     979,608    6.50%, 02/01/09, Pool # E00279, (A)                995,791
     189,764    8.00%, 04/01/09, Pool # 534627, (A)                193,535
      70,040    8.00%, 06/01/09, Pool # 184989, (A)                 72,234
     236,134    8.00%, 08/01/09, Pool # 546108, (A)                243,532
     114,415    8.00%, 09/01/09, Pool # 273699, (A)                116,688
     332,602    7.90%, 07/01/16, Pool # W30001, (A)                357,132
     211,892    8.00%, 06/01/19, Pool # 544250, (A)                220,130
     199,199    10.00%, 03/01/21, Pool # A00969, (A)               215,577
     672,267    6.50%, 06/01/23, Pool # N30118, (A)                677,201
                                                             -------------
                                                                 8,328,941
                                                             -------------

                Federal Farm Credit Bank - 5.84%
   2,000,000    6.71%, 04/25/01, MTN                             2,073,470
   1,000,000    5.72%, 02/04/03, MTN                             1,018,953
   1,550,000    6.65%, 08/08/03, MTN                             1,637,721
                                                             -------------
                                                                 4,730,144
                                                             -------------

                Federal Home Loan Bank - 4.37%
   1,500,000    5.61%, 01/23/03, Series LV03                     1,521,501
     550,000    6.55%, 03/07/05, Note, Series FX05                 588,293
   1,350,000    6.19%, 05/06/08, Series EB08                     1,430,250
                                                             -------------
                                                                 3,540,044
                                                             -------------

                Government National
                Mortgage Association (A) - 3.29%
     264,137    9.50%, 02/15/06, Pool # 780238                     280,151
      65,946    8.00%, 12/15/06, Pool # 014758                      69,078
      81,376    6.50%, 06/15/09, Pool # 376548                      82,978
   1,621,448    7.00%, 06/15/09, Pool # 374332                   1,668,860
     548,864    7.00%, 06/15/12, Pool # 411797                     564,408
                                                             -------------
                                                                 2,665,475
                                                             -------------

                U.S. Treasury Bond - 1.81%
   1,100,000    10.75%, 08/15/05                                 1,466,438
                                                             -------------
                Total U.S. Government and
                Agency Obligations                              70,583,671
                                                             -------------
                (Cost $69,367,585)

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 8.31%
   1,500,000    American Express Master Trust, 1998-1,
                Series A
                5.90%, 04/15/04                                  1,528,785
     658,392    Associates Manufactured Housing, 1996-1,
                Series A2
                6.70%, 03/15/27                                    661,460
   1,550,000    Chase Credit Card Master Trust, 1997-2,
                Series A
                6.30%, 04/15/03                                  1,575,591
   1,500,000    Discover Card Master Trust, 1998-2,
                Series  A
                5.80%, 09/16/03                                  1,506,495
      45,204    Green Tree Recreation Equipment &
                Consumer Trust Class A1, Series 1996-A
                5.55%, 02/15/18                                     45,273
   1,400,000    Premier Auto Trust, 1996-4, Series A4
                6.40%, 10/06/01                                  1,414,826
                                                             -------------
                Total Asset-Backed and
                Mortgage-Backed Securities                       6,732,430
                                                             -------------
                (Cost $6,664,459)

                       See Notes to Financial Statements.
--------------------------------------------------------

                             GOVERNMENT BOND FUND

           PORTFOLIO OF INVESTMENTS, Continued  .  December 31, 1998

--------------------------------------------------------------------------------
                                                                   Value
   Par Value                                                      (Note 2)
--------------------------------------------------------------------------------
MUNICIPAL BOND - 1.38%

                Tennessee - 1.38%
$  1,100,000    Tennessee Valley Authority, Series D
                6.00%, 11/01/00                            $     1,120,536
                                                             -------------
                Total Municipal Bond                             1,120,536
                                                             -------------
                (Cost $1,104,297)

--------------------------------------------------------------------------------
                                                                   Value
   Shares                                                         (Note 2)
--------------------------------------------------------------------------------
INVESTMENT COMPANY - 1.74%

   1,408,124    SSgA Prime Money Market Fund               $     1,408,124
                                                             -------------
                Total Investment Company                         1,408,124
                                                             -------------
                (Cost $1,408,124)



Total Investments - 98.55%                                      79,844,761
                                                             -------------
(Cost $78,544,465)
Net Other Assets and Liabilities - 1.45%                         1,173,677
                                                             -------------
Net Assets - 100.00%                                       $    81,018,438
                                                             -------------

----------------------------------------
(A)     Pass Through Certificates
CMO     Collateralized Mortgage Obligations
MTN     Medium Term Note
REMIC   Real Estate Mortgage Investment Conduit

Federal Income Tax Information (see Note 2)
At December 31, 1998, the aggregate cost of investment securities for tax purposes was $78,596,160. Net unrealized appreciation (depreciation) aggregated $1,248,601, of which $1,413,511 related to appreciated investment securities and $(164,910) related to depreciated investment securities.

At December 31, 1998, the Portfolio had capital loss carryforwards which expire as follows: $1,176,161 in 2002, $515,322 in 2003, $461,593 in 2004; and $64,602
in 2005. During 1998, the Portfolio utilized $368,633 of its capital loss carryforward.

Other Information
For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $10,628,738 and $9,259,976 of non-governmental issuers, respectively, and $52,487,801 and $30,811,986 of U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

                          Moody's Ratings (unaudited)
                          Aaa               98.24%
                          NR (Not Rated)     1.76
                                           ------
                                           100.00%
                                           ======

                       See Notes to Financial Statements
--------------------------------------------------------

                               MONEY MARKET FUND
           PORTFOLIO OF INVESTMENTS, Continued  .  December 31, 1998

--------------------------------------------------------------------------------
                                                                   Value
   Par Value                                                      (Note 2)
--------------------------------------------------------------------------------
CORPORATE NOTES AND BONDS - 34.00%

                Finance - 13.32%
$  2,150,000    Associates Corp.of North America, MTN
                5.75%, 02/12/99                            $     2,150,099
   1,000,000    Associates Corp.of North America, MTN
                6.75%, 06/28/99                                  1,003,742
   1,530,000    Chrysler Financial Corp., MTN
                5.28%, 02/16/99                                  1,529,768
   3,500,000    CIT Group Holdings, Inc., Senior MTN
                5.07%, 01/27/99 *                                3,499,879
   1,000,000    CIT Group Holdings, Inc., Senior MTN
                6.20%, 06/17/99                                  1,001,974
     232,443    Compass Auto Receivables Trust
                5.66%, 07/15/99                                    232,443
   2,050,615    Copelco Capital Funding Corp., Series
                1998-A
                5.68%, 08/16/99                                  2,050,615
   1,250,000    Ford Motor Credit Co.
                5.63%, 01/15/99                                  1,250,059
     700,000    Ford Motor Credit Co., MTN
                8.21%, 03/16/99                                    703,362
   3,650,000    General Motors Acceptance Corp., MTN
                5.70%, 02/09/99                                  3,649,555
   4,000,000    General Motors Acceptance Corp.
                8.00%, 10/01/99                                  4,077,732
     715,000    General Motors Acceptance Corp., MTN
                5.24%, 12/09/99 *                                  714,189
   1,500,000    Household Financial Corp., Ltd., Yankee
                Note
                7.13%, 04/30/99                                  1,506,016
   1,000,000    International Lease Finance Corp., MTN
                6.05%, 04/30/99                                  1,000,765
   6,000,000    Liberty Lighthouse US Capital
                5.02%, 08/16/99 * (B)                            6,000,000
   6,000,000    Liberty Lighthouse US Capital
                5.23%, 09/15/99 * (B)                            6,000,000
   1,000,000    PACCAR Financial Corp., MTN
                6.46%, 05/19/99                                  1,002,427
   5,050,000    Sears Roebuck Acceptance Corp., MTN
                6.54%, 05/06/99                                  5,062,495
   2,325,000    SunAmerica, Inc.
                6.20%, 10/31/99                                  2,345,051
                                                             -------------
                                                                44,780,171
                                                             -------------

                Security Brokers and Dealers - 11.72%
   3,000,000    Bear Stearns Cos., Inc., Series B, MTN
                5.52%, 01/12/99 *                                2,999,808
   6,000,000    Bear Stearns Cos., Inc., Series B, MTN
                5.19%, 08/25/99 *                                6,000,000
   7,000,000    Donaldson Lufkin & Jenrette, Inc., MTN
                5.56%, 10/05/99 *                                7,000,000
   2,500,000    Lehman Brothers Holdings, Inc., MTN
                5.47%, 02/12/99 *                                2,500,125
   5,050,000    Lehman Brothers Holdings, Inc.
                7.63%, 07/15/99                                  5,096,769
   4,150,000    Merrill Lynch & Co., Inc.
                6.38%, 03/30/99                                  4,157,744
   5,000,000    Paine Webber Group, Inc., MTN
                5.29%, 03/10/99 *                                5,000,000
   5,500,000    Paine Webber Group, Inc., MTN
                6.05%, 10/21/99 *                                5,500,000
   1,164,000    Salomon-Smith Barney Holdings
                5.50%, 01/15/99                                  1,163,857
                                                             -------------
                                                                39,418,303
                                                             -------------

                Commercial Banks - 7.62%
   3,000,000    Bankers Trust Corp.
                4.96%, 08/09/99* (B)                             2,984,978
   1,691,000    Chase Manhattan Corp.
                7.75%, 11/01/99                                  1,725,158
   2,500,000    Chemical Banking Corp., MTN
                5.58%, 10/26/99 *                                2,505,786
   2,345,000    Citicorp
                9.00%, 04/15/99                                  2,369,100
   2,000,000    First Chicago Corp.
                9.00%, 06/15/99                                  2,027,709
   1,000,000    First Interstate Bancorp, Senior
                Subordinated Note
                8.63%, 04/01/99                                  1,006,673
   3,500,000    First Union National Bank, MTN
                4.98%, 04/30/99 *                                3,500,000
   3,500,000    Fleet Credit Card, MTN
                5.89%, 04/15/99 *                                3,502,483
   3,000,000    Key Bank N.A., MTN
                4.87%, 01/14/99 *                                2,999,971
   3,000,000    Rabobank Nederland, MTN
                6.45%, 08/16/99                                  3,014,216
                                                             -------------
                                                                25,636,074
                                                             -------------

                Communication - 0.59%
   2,000,000    MCI Communications Corp.
                5.41%, 03/16/99 *                                2,000,555
                                                             -------------

                Industrial - 0.45%
   1,000,000    Sears Roebuck & Co., MTN
                5.86%, 01/22/99                                    999,993
     500,000    Sears Roebuck & Co., Debenture
                8.20%, 04/15/99 *                                  503,202
                                                             -------------
                                                                 1,503,195
                                                             -------------

                Utilities - 0.30%
   1,000,000    Virginia Electric & Power Co., MTN,
                Series C
                9.30%, 06/09/99                                  1,015,036
                                                             -------------
                Total Corporate Notes and Bonds                114,353,334
                                                             -------------
                (Cost $114,353,334)

U.S. GOVERNMENT AGENCY OBLIGATION (A) - 4.46%

                Federal Home Loan Bank - 4.46%
  15,000,000    4.60%, 11/03/99                                 15,000,000
                                                             -------------
                Total U.S. Government
                Agency Obligation                          $    15,000,000
                                                             -------------
                (Cost $15,000,000)

                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                                                                   Value
   Par Value                                                      (Note 2)
--------------------------------------------------------------------------------
MUNICIPAL BOND - 2.08%

                Connecticut - 2.08%
$  7,000,000    Connecticut State Housing Finance
                Authority
                6.00%, 11/15/16 *                        $       7,000,000
                                                             -------------
                Total Municipal Bond                             7,000,000
                                                             -------------
                (Cost $7,000,000)

COMMERCIAL PAPER (A) - 46.66%

                Finance - 28.17%
   1,000,000    American Honda Finance Corp.
                5.47%, 01/15/99                                    997,912
   1,989,000    Barton Capital Corp.
                5.46%, 01/12/99 (C)                              1,985,742
   3,000,000    Barton Capital Corp.
                5.45%, 02/02/99 (C)                              2,985,760
   2,500,000    Bayerische Vereinsbank, AG
                5.87%, 02/02/99                                  2,498,781
   8,000,000    Block Financial Corp.
                5.35%, 02/26/99                                  7,934,418
   4,000,000    Credit Suisse First Boston, Inc.
                5.27%, 02/24/99 (C)                              3,968,800
   5,000,000    Equilon Enterprises
                5.35%, 02/25/99                                  4,959,743
   7,000,000    Frontier Corp.
                5.63%, 01/04/99 (C)                              6,996,733
   3,742,000    Frontier Corp.
                5.57%, 01/06/99 (C)                              3,739,115
   4,000,000    Frontier Corp.
                5.16%, 03/29/99 (C)                              3,950,700
   2,500,000    Holland Ltd Securitization, Inc.
                5.34%, 03/24/99 (C)                              2,469,990
  10,000,000    Iowa Student Loan
                5.63%, 01/20/99                                  9,970,445
   2,871,000    Mont Blanc Capital Corp.
                5.69%, 01/26/99 (C)                              2,859,735
   5,000,000    National Rural Utilities Cooperative Finance
                Corp.
                5.08%, 02/08/99                                  4,973,611
   1,500,000    Pegasus Three, Ltd.
                5.49%, 02/26/99 (C)                              1,487,353
   5,000,000    Republic Industrial Funding Corp.
                5.58%, 01/13/99                                  4,990,750
  10,000,000    Trident Capital Finance, Inc.
                5.95%, 01/04/99 (C)                              9,995,042
   8,000,000    Vattenfall Treasury, Inc.
                5.98%, 01/05/99                                  7,994,693
   2,000,000    Westways Funding I, Ltd.
                5.40%, 01/29/99 (C)                              1,991,725
   8,000,000    Westways Funding II, Ltd.
                5.48%, 01/27/99 (C)                              7,968,627
                                                             -------------
                                                                94,719,675
                                                             -------------

                Industry - 10.02%
$  9,000,000    Cooperative Association Tractor Dealers
                5.46%, 01/15/99 $                                8,980,925
   2,300,000    Dakota
                5.55%, 01/08/99                                  2,297,540
   7,000,000    Dakota
                5.32%, 01/13/99                                  6,987,750
  10,000,000    GTE Corp.
                5.65%, 01/22/99 (C)                              9,967,217
     500,000    Lexington Parker Capital Co.
                5.67%, 01/19/99 (C)                                498,600
   5,000,000    Lexington Parker Capital Co.
                5.61%, 01/27/99 (C)                              4,979,958
                                                             -------------
                                                                33,711,990
                                                             -------------

                Securities Brokers and Dealers - 6.22%
   4,000,000    Donaldson Lufkin & Jenrette, Inc.
                5.83%, 01/12/99                                  3,992,972
   8,000,000    Goldman Sachs Group
                5.37%, 02/26/99                                  7,934,791
   7,000,000    Morgan Stanley, Dean Witter Discover & Co.
                5.45%, 01/22/99                                  6,978,154
   2,000,000    Paine Webber Group, Inc.
                5.76%, 01/25/99                                  1,992,507
                                                             -------------
                                                                20,898,424
                                                             -------------

                Banking - 1.46%
   5,000,000    UniBanco - Grand Cayman
                5.54%, 04/15/99                                  4,921,451
                                                             -------------

                Utilities - 0.79%
   2,707,000    Songs Fuel Co.
                5.15%, 06/21/99                                  2,642,452
                                                             -------------
                Total Commercial Paper                         156,893,992
                                                             -------------
                (Cost $156,893,992)

CERTIFICATES OF DEPOSIT - 4.76%

   5,000,000    National Bank of Canada
                5.21%, 02/17/99                                  5,000,065
   4,500,000    National Bank of Canada
                5.73%, 06/07/99                                  4,498,888
   6,500,000    Sanwa Bank, Ltd., New York
                5.66%, 04/05/99                                  6,500,165
                                                             -------------
                Total Certificates of Deposit                   15,999,118
                                                             -------------
                (Cost $15,999,118)

                       See Notes to Financial Statements
--------------------------------------------------------

--------------------------------------------------------------------------------
                                                                   Value
   Par Value                                                      (Note 2)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 6.32%

$ 21,241,626    Lehman Brothers Holdings, Inc.
                Repurchase Agreement
                4.95%, 01/07/99, Dated 12/03/98
                Repurchase Price $21,318,156
                (Collateralized by Government Agencies
                7.00% - 7.50%, Due 08/01/10 thru 10/01/25,
                Total Par $21,306,437,
                Market Value $21,944,998)                  $    21,241,626
                                                             -------------
                Total Repurchase Agreement                      21,241,626
                                                             -------------
                (Cost $21,241,626)

--------------------------------------------------------------------------------
                                                                   Value
   Shares                                                         (Note 2)
--------------------------------------------------------------------------------

INVESTMENT COMPANIES - 0.95%

     783,415    SSgA Prime Money Market Fund                  $    783,415
   2,396,817    Scudder Institutional Money Market Fund          2,396,817
                                                             -------------
                Total Investment Companies                       3,180,232
                                                             -------------
                (Cost $3,180,232)

Total Investments - 99.23%                                     333,668,302
                                                             -------------
(Cost $333,668,302)
Net Other Assets and Liabilities - 0.77%                         2,585,045
                                                             -------------
Net Assets - 100.00%                                       $   336,253,347
                                                             =============

----------------------------------------
* Variable rate security. The rate shown reflects rate in effect at December 31, 1998.
(A)     Effective yield at time of purchase
(B) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1998, these securities amounted to $14,984,978 or 4.46% of net assets.
(C) Security exempt from registration under section 4(2) of the Securities Act of 1933, as amended. This security may be resold to qualified institutional buyers. At December 31, 1998, these securities amounted to $65,845,097 or 19.58% of net assets.
MTN     Medium Term Note

Federal Income Tax Information (see Note 2)
At December 31, 1998, the aggregate cost of investment securities for tax purposes was $333,668,302.

As of December 31, 1998, the Portfolio had capital loss carryforwards which expire as follows: $347 in 2002, $144 in 2003, $35,977 in 2004, $8,154 in 2005;
and $52,338 in 2006.

Other Information
The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

                          Moody's Ratings (unaudited)
                                Aaa            92.68%
                             NR (Not Rated)     7.32
                                              ------
                                              100.00%
                                              ======

                      See Notes to Financial Statements.
                      ----------------------------------------------------------

                      This page left blank intentionally.

                          ALLMERICA INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES (In 000'S)  .  December 31, 1998

                                                                                               Investment
                                            Select           Select                  Equity      Grade      Government      Money
                                          Aggressive      International   Growth     Index       Income         Bond        Market
                                          Growth Fund      Equity Fund     Fund       Fund        Fund          Fund         Fund
------------------------------------------------------------------------------------------------------------------------------------

ASSETS:
Investments (Note 2):
   Investments at cost................    $558,819          $402,033     $692,335  $  311,534    $225,841    $  78.545  $   312,427
   Repurchase agreements at cost......           -                 -            -           -           -            -       21,241
   Net unrealized appreciation
   (depreciation).....................     199,270           104,049      172,580     170,157       6,770        1,300            -
                                       -----------       -----------  ----------- ----------- -----------  -----------  -----------
       Total investments at value.....     758,089           506,082      864,915     481,691     232,611       79,845      333,668
Cash and foreign currency
   (Notes 2 and 7)*...................           2               653           51          13         389            6           10
Short-term investments held as
   collateral for securities
   loaned (Note 2)....................     124,868                 -            -          -            -            -            -
Receivable for investments sold.......           -                 -        5,292          -           44           34            -
Receivable for shares sold............           -                 -           30          -            3           81        2,480
Receivable for variation margin.......           -                 -            -         11            -            -            -
Interest and dividend receivables.....         285             1,486          957        521        2,741        1,104        1,941
Dividend tax reclaim receivables......           -               393            -          -            -            -            -
                                       -----------       -----------  ----------- ----------- -----------  -----------  -----------
       Total Assets...................     883,244           508,614      871,245    482,236      235,788       81,070      338,099
                                       -----------       -----------  ----------- ----------- -----------  -----------  -----------
Liabilities:
Payable for investments purchased.....       2,542                 -       10,267          -        5,038            -        1,749
Payable for shares repurchased........       2,476               988          250        190            -            -            -
Collateral for securities loaned......     124,868                 -            -          -            -            -            2

Net unrealized depreciation on
   forward currency contracts
   (Notes 2 and 8)....................           -             1,600            -          -            -            -            -
Advisory fee payable (Note 3).........         525               374          310        111           84           34           70
Trustees' fees and expenses payable..            3                 2            4          2            1            1            1
Accrued expenses and other payables..           89                97           81         56           42           17           24
                                       -----------       -----------  ----------- ----------- -----------  -----------  -----------
       Total Liabilities.............      130,503             3,061       10,912        359        5,165           52        1,846
                                       -----------       -----------  ----------- ----------- -----------  -----------  -----------
Net Assets...........................     $752,741          $505,553     $860,333 $  481,877  $   230,623  $    81,018  $   336,253
                                       ===========       ===========  =========== ==========  ===========  ===========  ===========
Net Assets consist of
Paid-in capital (Note 6).............     $555,762          $414,055     $602,557 $  311,394  $   223,428  $    81,905  $   336,350
Undistributed (distribution
   in excess of)
   net investment income (loss)......            -            (2,522)         140          -          224           82            -
Accumulated (distribution in excess
 of) net realized gain (loss) on
 investments sold, foreign currency
 transactions and futures contracts..       (2,291)           (8,492)      85,056        256          201       (2,269)         (97)

Net unrealized appreciation
     (depreciation) of investments,
   assets and liabilities in foreign
   currency and futures contracts....      199,270           102,512      172,580     170,227       6,770        1,300            -
                                       -----------       -----------  ----------- ----------- -----------  -----------  -----------
Total Net Assets....................      $752,741          $505,553     $860,333 $  481,877      230,623  $    81,018  $   336,253
Shares of beneficial interest          ===========       ===========  =========== ==========  ===========  ===========  ===========
   outstanding (unlimited
   authorization, no par value)
   (in 000's).......................       305,982           327,959      304,511    141,391      203,784       75,884      336,352
Net Asset Value, Offering and
   redemption price per share
   (Net Assets/Shares Outstanding)...     $  2.460          $  1.542     $  2.825 $    3.408  $     1.132  $     1.068  $     1.000
                                       ===========       ===========  =========== ==========  ===========  ===========  ===========

----------------------------------------
* Cost $627 for Select International Equity.

                      See Notes to Financial Statements
                      ---------------------------------------------------------
F-26

                          ALLMERICA INVESTMENT TRUST

               STATEMENTS OF ASSETS AND LIABILITIES (In 000's)
                   .   For the year ended December 31, 1998



                                                                                             Investment     Govern-
                                           Select         Select                   Equity      Grade         ment        Money
                                        Aggressive    International     Growth     Index       Income        Bond        Market
                                        Growth Fund    Equity Fund       Fund       Fund        Fund         Fund         Fund
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
 Interest (Note 2)..................     $     607     $   1,047     $   2,153   $      46   $  13,758      $  4,201    $ 15,544
 Dividends (Note 2).................         2,775         9,065        10,048       5,684         249            47         264
 Securities lending income (Note 2).           399           144             -           -           -             -           -
 Less net foreign taxes withheld....             -        (1,067)            -           -           -             -           -
                                         ---------     ---------     ---------   ---------   ---------      --------    --------
    Total investment income.........         3,781         9,189        12,201       5,730      14,007         4,248      15,808
                                         ---------     ---------     ---------   ---------   ---------      --------    --------

EXPENSES
 Investment advisory fees
  (Notes 3 and 4)...................         5,978         4,117         3,520       1,087         933           339         731
 Custodian and securities
  lending fees (Note 3).............           132           305            48          51          25            12          26
 Fund accounting fees
  (Note 3)..........................            90            65            99          75          66            41          52
 Legal fees.........................            13             9            15           7           4             1           6
 Audit fees.........................            25            25            25          20          20            19          18
 Trustees' fees and expenses
  (Note 3)..........................            22            14            25          12           7             2           9
 Reports to shareholders............           164           121           144          87          56            15          33
 Insurance..........................             1             1             2           1           -             -           6
 Miscellaneous......................            13             7            10          14           2             7           7
                                         ---------     ---------     ---------   ---------   ---------      --------    --------
  Total expenses before reductions
    and waiver......................         6,438         4,664         3,888       1,354       1,113           436         888
  Less reductions (Note 5)..........          (229)          (25)         (208)          -           -             -           -
                                         ---------     ---------     ---------   ---------   ---------      --------    --------
  Total expenses net of reductions
    and waiver......................         6,209         4,639         3,680       1,354       1,113           436         888
                                         ---------     ---------     ---------   ---------   ---------      --------    --------
NET INVESTMENT INCOME (LOSS)........        (2,428)        4,550         8,521       4,376      12,894         3,812      14,920
                                         ---------     ---------     ---------   ---------   ---------      --------    --------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS (NOTE 2):
 Net realized gain (loss) on
  investments sold..................          (367)       (4,928)       86,003      11,382       1,767           434         (52)
 Net realized gain  on futures
  contracts.........................             -             -             -          29           -             -           -
 Net realized gain (loss) on foreign
  currency transactions.............             -        (2,698)            -           -           -             -           -
 Net change in unrealized appreciation
  (depreciation) of assets and
  liabilities in foreign currency...             -        (2,694)            -           -           -             -           -
 Net change in unrealized appreciation
  (depreciation) of investments and
  futures contracts.................        71,945        72,777        45,169      80,293       1,626           654           -
                                         ---------     ---------     ---------   ---------   ---------      --------    --------

NET GAIN (LOSS) ON INVESTMENTS......        71,578        62,457       131,172      91,704       3,393         1,088         (52)
                                         ---------     ---------     ---------   ---------   ---------      --------    --------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...     $  69,150     $  67,007     $ 139,693   $  96,080   $  16,287      $  4,900    $ 14,868
                                         =========     =========     =========   =========   =========      ========    ========

                       See Notes to Financial Statements
---------------------------------------------------------

                          Allmerica Investment Trust
                Statements of Changes in Net Assets (in 000's)


                                                                         Select Aggressive                Select International
                                                                            Growth Fund                       Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Years Ended December 31,           Years Ended December 31,
                                                                        1998         1997                  1998           1997
                                                                      ---------   ---------            ---------      ---------
NET ASSETS at beginning of year....................................   $ 604,123   $ 407,442            $ 397,915      $ 246,877
                                                                      ---------   ---------            ---------      ---------

Increase (decrease) in net assets
 resulting from operations:
    Net investment income (loss)...................................      (2,428)     (2,312)               4,550          3,941
    Net realized gain (loss) on investments sold and
       foreign currency transactions...............................        (367)     38,455               (7,626)        14,653
    Net change in unrealized appreciation (depreciation) of
       investments and assets and liabilities in foreign currency..      71,945      49,159               70,083         (6,505)
                                                                      ---------   ---------            ---------      ---------
    Net increase (decrease) in net assets resulting from operations      69,150      85,302               67,007         12,089
                                                                      ---------   ---------            ---------      ---------
Distributions to shareholders from:
    Net investment income..........................................           -           -               (6,430)        (5,222)
    Distribution in excess of net investment income................           -           -                    -         (3,846)
    Net realized gain on investments...............................           -     (45,242)                   -        (12,588)
    Distribution in excess of net realized gain on investments.....           -      (1,941)                   -              -
                                                                      ---------   ---------            ---------      ---------
         Total distributions.......................................           -     (47,183)              (6,430)       (21,656)
                                                                      ---------   ---------            ---------      ---------
Capital share transactions:
   Net proceeds from sales of shares...............................     102,931     125,270              141,035        156,121
   Issued to shareholders in reinvestment of distributions.........           -      47,183                6,430         21,656
   Cost of shares repurchased......................................     (23,463)    (13,891)            (100,404)       (17,172)
                                                                      ---------   ---------            ---------      ---------
                Net increase from capital share transactions.......      79,468     158,562               47,061        160,605
                                                                      ---------   ---------            ---------      ---------
                Total increase (decrease) in net assets............     148,618     196,681              107,638        151,038
                                                                      ---------   ---------            ---------      ---------

NET ASSETS at end of year (including line A).......................   $ 752,741   $ 604,123            $ 505,553      $ 397,915
                                                                      =========   =========            =========      =========

(A) Undistributed (distribution in excess of)
       net investment income (loss)................................   $       -   $       -            $  (2,522)     $   2,056
                                                                      =========   =========            =========      =========

OTHER INFORMATION:
Share transactions:
    Sold...........................................................      46,519      56,853               94,467        110,808
    Issued to shareholders in reinvestment of distributions........           -      21,321                4,119         15,986
    Repurchased....................................................     (12,098)     (6,666)             (67,343)       (12,167)
                                                                      ---------   ---------            ---------      ---------
       Net increase in shares outstanding..........................      34,421      71,508               31,243        114,627
                                                                      =========   =========            =========      =========

                       See Notes to Financial Statements
                       ---------------------------------------------------------

                          Allmerica Investment Trust
-------------------------------------------------------------------------------

                                Equity Index              Investment Grade             Government               Money Market
       Growth Fund                  Fund                    Income Fund                Bond Fund                    Fund
-----------------------------------------------------------------------------------------------------------------------------------

Years Ended December 31,   Years Ended December 31,   Years Ended December 31,   Years Ended December 31,   Years Ended December 31,
    1998         1997          1998         1997          1998         1997          1998         1997         1998          1997
 $ 728,679   $ 556,751      $ 297,191   $ 151,130      $ 189,503    $ 157,327      $ 55,513   $  46,396      $ 260,619   $ 217,256
 ---------   ---------      ---------   ---------      ---------    ---------      --------   ---------      ---------   ---------

     8,521       9,740          4,376       3,154         12,894       11,198         3,812       2,893         14,920      12,775
    86,003     108,102         11,411       8,124          1,767          207           434         (70)           (52)         (8)

    45,169      24,922         80,293      49,226          1,626        4,490           654         570              -           -
 ---------   ---------      ---------   ---------      ---------    ---------      --------   ---------      ---------   ---------
   139,693     142,764         96,080      60,504         16,287       15,895         4,900       3,393         14,868      12,767
 ---------   ---------      ---------   ---------      ---------    ---------      --------   ---------      ---------   ---------

    (8,516)     (9,604)        (4,471)     (3,062)       (12,840)     (11,253)       (3,785)     (2,898)       (14,920)    (12,775)
         -           -              -           -              -           (9)            -           -             (2)          -
    (8,113)   (117,671)       (11,585)     (7,995)             -            -             -           -              -           -
         -           -              -           -              -            -             -           -              -           -
 ---------   ---------      ---------   ---------      ---------    ---------      --------   ---------      ---------   ---------
   (16,629)   (127,275)       (16,056)    (11,057)       (12,840)     (11,262)       (3,785)     (2,898)       (14,922)    (12,775)
 ---------   ---------      ---------   ---------      ---------    ---------      --------   ---------      ---------   ---------


    28,087      45,743        115,271      89,175         39,047       27,270        29,432      13,847        327,728     198,110
    16,629     127,275         16,056      11,057         12,840       11,262         3,785       2,898         14,922      12,775
   (36,126)    (16,579)       (26,665)     (3,618)       (14,214)     (10,989)       (8,827)     (8,123)      (266,962)   (167,514)
 ---------   ---------      ---------   ---------      ---------    ---------      --------   ---------      ---------   ---------
     8,590     156,439        104,662      96,614         37,673       27,543        24,390       8,622         75,688      43,371
 ---------   ---------      ---------   ---------      ---------    ---------      --------   ---------      ---------   ---------
   131,654     171,928        184,686     146,061         41,120       32,176        25,505       9,117         75,634      43,363
 ---------   ---------      ---------   ---------      ---------    ---------      --------   ---------      ---------   ---------

 $ 860,333   $ 728,679      $ 481,877   $ 297,191      $ 230,623    $ 189,503      $ 81,018   $  55,513      $ 336,253   $ 260,619
 =========   =========      =========   =========      =========    =========      ========   =========      =========   =========

 $     140   $     135      $       -   $      95      $     224    $      18      $     82   $       4      $       -   $       -
 =========   =========      =========   =========      =========    =========      ========   =========      =========   =========


    11,374      17,277         39,162      35,527         34,443       24,928        27,717      13,258        327,728     198,110
     6,073      51,826          4,832       4,100         11,381       10,340         3,562       2,801         14,922      12,775
   (14,496)     (6,222)       (10,552)     (1,473)       (12,431)     (10,070)       (8,436)     (7,820)      (266,962)   (167,514)
 ---------   ---------      ---------   ---------      ---------    ---------      --------   ---------      ---------   ---------
     2,951      62,881         33,442      38,154         33,393       25,198        22,843       8,239         75,688      43,371
 =========   =========      =========   =========      =========    =========      ========   =========      =========   =========

                       See Notes to Finanical Statements
--------------------------------------------------------

                          Allmerica Investment Trust
      FINANCIAL HIGHLIGHTS --For a Share Outstanding Throughout Each Year
-------------------------------------------------------------------------------

                         Income from Investment Operations                             Less Distributions
                 -----------------------------------------------   ----------------------------------------------------------------
                                        Net Realized                Divi-    Distribu-                                    Net
                    Net        Net          and                     dends      tions                                    Increase
                   Asset    Investment   Unrealized                from Net   from Net                                 (Decrease)
                   Value      Income     Gain (Loss)  Total from    Invest-   Realized  Distribu-   Return   Total         in
 Year Ended      Beginning    (Loss)         on       Investment     ment     Capital   tions in       of    Distri-    Net Asset
 December 31,     of Year      (2)      Investments   Operations    Income     Gains    Excess      Capital  butions      Value
--------------   ---------  ----------  ------------  ----------   --------  ---------  ----------  -------  ---------  -----------
  Select
Aggressive
Growth Fund
    1998           $2.225     $(0.008)      $0.243      $0.235     $      -  $     -    $     -     $      -  $     -   $  0.235
    1997            2.037      (0.009)       0.387       0.378            -   (0.182)    (0.008)(3)        -   (0.190)     0.188
    1996            1.848      (0.009)       0.351       0.342            -   (0.153)         -            -   (0.153)     0.189
    1995            1.397      (0.001)       0.452       0.451            -        -          -            -        -      0.451
    1994            1.431      (0.002)      (0.032)     (0.034)           -        -          -            -        -     (0.034)
   Select
International
Equity Fund(1)
    1998            1.341       0.014        0.207       0.221      (0.020)        -          -            -   (0.020)     0.201
    1997            1.356       0.015        0.049       0.064      (0.019)   (0.046)    (0.014)(4)        -   (0.079)    (0.015)
    1996            1.136       0.011        0.238       0.249      (0.012)   (0.003)    (0.014)(4)        -   (0.029)     0.220
    1995            0.963       0.013        0.176       0.189      (0.011)   (0.005)         -            -   (0.016)     0.173
    1994            1.000       0.003       (0.038)     (0.035)     (0.001)   (0.001)         -            -   (0.002)    (0.037)
Growth Fund
    1998            2.416       0.028        0.436       0.464      (0.028)   (0.027)         -            -   (0.055)     0.409
    1997            2.333       0.039        0.540       0.579      (0.038)   (0.458)         -            -   (0.496)     0.083
    1996            2.176       0.047        0.386       0.433      (0.048)   (0.228)         -            -   (0.276)     0.157
    1995            1.814       0.049        0.539       0.588      (0.049)   (0.177)         -            -   (0.226)     0.362
    1994            1.939       0.043       (0.041)      0.002      (0.043)   (0.084)         -            -   (0.127)    (0.125)
   Equity
 Index Fund
    1998            2.753       0.035        0.741       0.776      (0.034)   (0.087)         -            -   (0.121)     0.655
    1997            2.165       0.034        0.664       0.698      (0.033)   (0.077)         -            -   (0.110)     0.588
    1996            1.827       0.035        0.370       0.405      (0.035)   (0.032)         -            -   (0.067)     0.338
    1995            1.468       0.035        0.474       0.509      (0.035)   (0.047)    (0.002)(4)   (0.066)  (0.150)     0.359
    1994            1.505       0.033       (0.018)      0.015      (0.033)   (0.019)         -            -   (0.052)    (0.037)

-------------------------------------------------------------------------------
*       Annualized
**      Not Annualized
(A)     Including reimbursements, waivers, and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)     Excluding reimbursements and reductions.
(1)     The Select International Equity Fund commenced operations on May 2,
        1994.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser or reductions were $(0.009) in 1998 and $(0.010) in 1997 for Select Aggressive Growth Fund; $0.014 in 1998, $0.015 in 1997, $0.011 in 1996 and $0.002 in 1994 for Select International Equity Fund; and $0.027 in 1998, $0.038 in 1997 and $0.046 in 1996 for Growth
        Fund.
(3)     Distributions in excess of net realized capital gains.
(4)     Distributions in excess of net investment income.

                       See Notes to Financial Statements
                       ---------------------------------------------------------


                                    Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
                                  Ratios To Average Net Assets
---------------------------------------------------------------------------------------------------

Net Asset             Net Assets       Net
Value                   End of       Invest-                                              Portfolio
End of      Total       Period     ment Income     Operating Expenses    Management Fee   Turnover
Period      Return      (000's)       (Loss)      (A)     (B)     (C)    Gross      Net     Rate
---------   -------   ----------   -----------   -----   -----   -----   ------  ------   ---------
 $ 2.460    10.56%     $752,741     (0.36)%      0.92%   0.95%   0.95%    0.88%   0.88%        99%
   2.225    18.71%      604,123     (0.45)%      0.99%   1.04%   1.04%    0.95%   0.95%        95%
   2.037    18.55%      407,442     (0.53)%      1.08%   1.08%   1.08%    1.00%   1.00%       113%
   1.848    32.28%      254,872     (0.07)%      1.09%     -     1.09%    1.00%   1.00%       104%
   1.397    (2.31)%     136,573     (0.21)%      1.16%     -     1.16%    1.00%   1.00%       100%

   1.542    16.48%      505,553      0.99%       1.01%   1.02%   1.02%    0.90%   0.90%        27%
   1.341     4.65%      397,915      1.17%       1.15%   1.17%   1.17%    0.97%   0.97%        20%
   1.356    21.94%      246,877      1.22%       1.20%   1.23%   1.23%    1.00%   1.00%        18%
   1.136    19.63%      104,312      1.68%       1.24%     -     1.24%    1.00%   1.00%        24%
   0.963    (3.49)%**    40,498      0.87%*      1.50%*    -     1.78%*   1.00%*  0.72%*       19%

   2.825    19.32%      860,333      1.08%       0.46%   0.49%   0.49%    0.44%   0.44%       100%
   2.416    25.14%      728,679      1.48%       0.47%   0.49%   0.49%    0.43%   0.43%        79%
   2.333    20.19%      556,751      2.04%       0.48%   0.51%   0.51%    0.44%   0.44%        72%
   2.176    32.80%      444,871      2.34%       0.54%     -     0.54%    0.46%   0.46%        64%
   1.814     0.16%      335,714      2.25%       0.56%     -     0.56%    0.48%   0.48%        46%

   3.408    28.33%      481,877      1.17%       0.36%   0.36%   0.36%    0.29%   0.29%         6%
   2.753    32.41%      297,191      1.38%       0.44%   0.44%   0.44%    0.31%   0.31%         9%
   2.165    22.30%      151,130      1.79%       0.46%   0.46%   0.46%    0.32%   0.32%        12%
   1.827    36.18%       90,889      1.96%       0.55%     -     0.55%    0.34%   0.34%         8%
   1.468     1.06%       52,246      2.25%       0.57%     -     0.57%    0.35%   0.35%         7%

                       See Notes to Financial Statements
--------------------------------------------------------

                          Allmerica Investment Trust
      FINANCIAL HIGHLIGHTS -- For a Share Outstanding Throughout Each Year
-------------------------------------------------------------------------------

                         Income from Investment Operations                             Less Distributions
                 -----------------------------------------------   ----------------------------------------------------------------
                                        Net Realized                 Divi-    Distribu-                                    Net
                    Net                     and                      dends      tions                                    Increase
                   Asset                Unrealized                 from Net   from Net                                 (Decrease)
                   Value       Net      Gain (Loss)   Total from    Invest-   Realized  Distribu-   Return   Total         in
 Year Ended      Beginning  Investment      on        Investment     ment     Capital   tions in       of    Distri-    Net Asset
 December 31,     of Year     Income    Investments   Operations    Income     Gains     Excess     Capital  butions      Value
--------------   ---------  ----------  ------------  ----------   --------  ---------  ----------  -------  ---------  -----------
Investment
   Grade
Income Fund
    1998           $1.112      $0.067      $ 0.020     $ 0.087      $(0.067) $     -    $     -     $      -  $(0.067)  $  0.020
    1997            1.084       0.071        0.028       0.099       (0.071)       -          -            -   (0.071)     0.028
    1996            1.117       0.070       (0.033)      0.037       (0.070)       -          -            -   (0.070)    (0.033)
    1995            1.012       0.071        0.106       0.177       (0.071)       -     (0.001)(1)        -   (0.072)     0.105
    1994            1.111       0.066       (0.099)     (0.033)      (0.066)       -          -            -   (0.066)    (0.099)
 Government
 Bond Fund
    1998            1.047       0.058        0.021       0.079      (0.058)        -          -            -   (0.058)     0.021
    1997            1.036       0.061        0.011       0.072      (0.061)        -          -            -   (0.061)     0.011
    1996            1.062       0.062       (0.026)      0.036      (0.062)        -          -            -   (0.062)    (0.026)
    1995            0.997       0.062        0.066       0.128      (0.062)        -     (0.001)(1)        -   (0.063)     0.065
    1994            1.070       0.063       (0.073)     (0.010)     (0.063)        -          -            -   (0.063)    (0.073)
   Money
Market Fund
    1998            1.000       0.054           -        0.054      (0.054)        -          -           -    (0.054)         -
    1997            1.000       0.053           -        0.053      (0.053)        -          -           -    (0.053)         -
    1996            1.000       0.052           -        0.052      (0.052)        -          -           -    (0.052)         -
    1995            1.000       0.057           -        0.057      (0.057)        -          -           -    (0.057)         -
    1994            1.000       0.039           -        0.039      (0.039)        -          -           -    (0.039)         -

-------------------------------------------------------------------------------
(A)     Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)     Excluding reimbursements and reductions.
(1)     Distributions in excess of net investment income.

                        See Notes to Financial Statements
                        --------------------------------------------------------


                                    Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
                                  Ratios To Average Net Assets
---------------------------------------------------------------------------------------------------

Net Asset             Net Assets       Net
  Value                 End of       Invest-                                              Portfolio
  End of    Total        Year         ment         Operating Expenses    Management Fee   Turnover
   Year     Return     (000's)       Income       (A)     (B)     (C)    Gross      Net     Rate
---------   -------   ----------   -----------   -----   -----   -----   ------  ------   ---------
 $ 1.132     7.97%     $230,623      6.01%       0.52%   0.52%   0.52%    0.43%   0.43%       158%
   1.112     9.45%      189,503      6.48%       0.51%   0.51%   0.51%    0.41%   0.41%        48%
   1.084     3.56%      157,327      6.50%       0.52%   0.52%   0.52%    0.40%   0.40%       108%
   1.117    17.84%      141,625      6.66%       0.53%     -     0.53%    0.41%   0.41%       126%
   1.012    (2.96)%     109,972      6.25%       0.58%     -     0.58%    0.42%   0.42%       129%

   1.068     7.67%       81,018      5.63%       0.64%   0.64%   0.64%    0.50%   0.50%        61%
   1.047     7.08%       55,513      5.92%       0.67%   0.67%   0.67%    0.50%   0.50%        56%
   1.036     3.51%       46,396      5.90%       0.66%   0.66%   0.66%    0.50%   0.50%       112%
   1.062    13.06%       45,778      5.91%       0.69%     -     0.69%    0.50%   0.50%       180%
   0.997    (0.88)%      42,078      5.60%       0.70%     -     0.70%    0.50%   0.50%       106%

   1.000     5.51%      336,253      5.36%       0.32%   0.32%   0.32%    0.26%   0.26%       N/A
   1.000     5.47%      260,620      5.33%       0.35%   0.35%   0.35%    0.27%   0.27%       N/A
   1.000     5.36%      217,256      5.22%       0.34%   0.34%   0.34%    0.28%   0.28%       N/A
   1.000     5.84%      155,211      5.68%       0.36%     -     0.36%    0.29%   0.29%       N/A
   1.000     3.93%       95,991      3.94%       0.45%     -     0.45%    0.31%   0.31%       N/A

                       See Notes to Financial Statements
--------------------------------------------------------

                          Allmerica Investment Trust

                         NOTES TO FINANCIAL STATEMENTS


1.   Organization

Allmerica Investment Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company established as a Massachusetts business trust for the purpose of providing a vehicle for the investment of assets of various separate accounts established by Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial"), a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") or other affiliated insurance companies. As of the date of this report, the Trust offered fourteen managed investment portfolios. The accompanying financial statements and financial highlights are those of the Select Aggressive Growth, Select International Equity, Growth, Equity Index, Investment Grade Income, Government Bond and Money Market Funds (individually, a "Portfolio," collectively, the "Portfolios").

2.   Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and consistently followed by the Trust in the preparation of its financial statements.

Security Valuation: Securities which are traded on a recognized exchange (including securities traded through the National Market System) are valued at the last sale price on the securities exchange on which such securities are primarily traded or, if there were no sales that day, at the mean of the closing bid and asked price. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business each day. Short-term investments that mature in 60 days or less are valued at amortized cost. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

Forward Foreign Currency Contracts: The Select International Equity Fund may enter into forward foreign currency contracts whereby the Portfolio agrees to exchange a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Receivables and payables of forward foreign currency contracts are presented on a net basis in the Statements of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains and losses are recognized on the settlement date.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

                          Allmerica Investment Trust

Foreign Currency Translation: Investment valuations, other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Net realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income, including amortization of premium and accretion of discount on securities, is accrued daily. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared and distributed quarterly for the Growth, Equity Index, Investment Grade Income and Government Bond Funds, and annually for the Select Aggressive Growth and Select International Equity Funds. All Portfolios declare and distribute all net realized capital gains, if any, at least annually. The distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses and forwards, including "Post-October Losses" and permanent differences due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Paid-in capital, undistributed net investment income and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Portfolios for the year ended December 31, 1998.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

Futures Contracts: All Portfolios, except the Money Market Fund, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Portfolio based on the daily change in the market value of the position are recorded as unrealized gain or loss until the contract is closed out, at which time the gain or loss is realized.

Securities Lending: Each Portfolio, using Bankers Trust Company ("Bankers Trust") as their agent, may loan securities to brokers who pay the Portfolio negotiated lenders' fees. These fees are disclosed as "securities lending income" on the Statements of Operations. Each applicable Portfolio receives obligations of the U.S. government and its agencies, cash and/or cash equivalents and/or letters of credit as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. Information regarding the value of the securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of each applicable Portfolio's schedule of investments.

                          Allmerica Investment Trust

Each Portfolio pays Bankers Trust fees for its services from the securities lending program. For the year ended December 31, 1998, the Select Aggressive Growth Fund and Select International Equity Fund paid Bankers Trust $99,827 and $35,923, respectively.

Expenses: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

Forward Commitments: The Investment Grade Income Fund, Government Bond Fund and Money Market Fund may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time ("forward commitments"). If the Portfolios do so, they will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolios generally will enter into forward commitments with the intention of acquiring the securities for their portfolio, they may dispose of a commitment prior to settlement if their Sub-Adviser deems it appropriate to do so.

Repurchase Agreements: Each Portfolio may engage in repurchase agreement transactions with institutions that the Sub-Adviser has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost. Each Portfolio requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust's Custodian in a manner that is intended to enable the Portfolio to obtain those securities in the event of a counterparty default. The Investment Adviser monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

3.   INVESTMENT ADVISORY, ADMINISTRATION
     AND OTHER RELATED PARTY TRANSACTIONS

Allmerica Financial Investment Management Services, Inc. (the "Manager"), a wholly-owned subsidiary of First Allmerica, serves as Investment Adviser and Administrator to the Trust. The Manager succeeded Allmerica Investment Management Company, Inc. as manager of the Trust on April 16, 1998. Under the terms of the management agreement, the Portfolios pay a management fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedules:

                Percentage of Average Daily Net Assets

                                       First           Next            Next            Next            Over
Portfolio                          $100,000,000    $150,000,000    $250,000,000    $250,000,000    $750,000,000
---------------------------------------------------------------------------------------------------------------
Select Aggressive Growth                1.00%          0.90%           0.85%           0.85%           0.85%
Select International Equity             1.00%          0.90%           0.85%           0.85%           0.85%
Growth                                  0.60%          0.60%           0.40%           0.35%           0.35%

                                     First             Next           Over
Portfolio                         $50,000,000     $200,000,000    $250,000,000
-------------------------------------------------------------------------------
Equity Index                         0.35%            0.30%           0.25%
Government Bond                      0.50%            0.50%           0.50%
Money Market                         0.35%            0.25%           0.20%

                          Allmerica Investment Trust

                                     First             Next           Over
Portfolio                         $50,000,000      $50,000,000    $100,000,000
------------------------------------------------------------------------------
Investment Grade Income              0.50%            0.45%           0.40%

The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Portfolios are as follows:

Select Aggressive Growth        Nicholas-Applegate Capital Management, L.P.
Select International Equity     Bank of Ireland Asset Management (U.S.) Limited
Growth                          Miller Anderson & Sherrerd, LLP
Equity Index                    Allmerica Asset Management, Inc.
Investment Grade Income         Allmerica Asset Management, Inc.
Government Bond                 Allmerica Asset Management, Inc.
Money Market                    Allmerica Asset Management, Inc.

Miller Anderson & Sherrerd, LLP also manages certain assets for First Allmerica and its affiliates.

The Manager has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, whereby Investor Services Group performs certain administrative services for the Portfolios and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administration fee to Investor Services Group. In a separate agreement, Investor Services Group receives separate fees from the Portfolios for certain fund accounting services provided in its capacity as pricing and bookkeeping agent.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4.   REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES

In the event normal operating expenses of each Portfolio, excluding taxes, interest, broker commissions and extraordinary expenses, but including the advisory fee, exceed certain voluntary expense limitations by a percentage of average net assets (Select Aggressive Growth Fund - 1.35%, Select International Equity Fund - 1.50%, Growth Fund - 1.20%, Equity Index Fund - 0.60%, Investment Grade Income Fund - 1.00%, Government Bond Fund - 1.00% and Money Market Fund - 0.60%), the Manager will voluntarily reimburse fees and any expenses in excess of the expense limitations. Expense limitations may be removed or revised at any time after a Portfolio's first fiscal year of operations without prior notice to existing shareholders.

5.   REDUCTION OF EXPENSES

Certain Portfolios have entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Such amounts earned by the Portfolios, under such agreements, are presented as a reduction of expenses in the Statements of Operations.

                          Allmerica Investment Trust

6.   SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value. During the year ended December 31, 1998, First Allmerica redeemed 5,231,487 shares of Select International Equity, and 6,353,213 shares of Equity Index.

7.   FOREIGN SECURITIES AND EMERGING MARKETS

All Portfolios, except the Government Bond Fund, may purchase securities of foreign issuers. The Money Market Fund may invest in only U.S. dollar denominated foreign securities. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the developed markets. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, subject to delayed settlements, and their prices more volatile than those of comparable securities in the United States.

8.   FINANCIAL INSTRUMENTS

Investing in certain financial instruments including futures and options transactions, and forward foreign currency contracts involves risk other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The Select International Equity Fund may enter into these forward contracts primarily to protect the Portfolio from adverse currency movement.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders
of Allmerica Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments (except for Moody's and S&P Ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Select Aggressive Growth Fund, Select International Equity Fund, Growth Fund, Equity Index Fund, Investment Grade Income Fund, Government Bond Fund and Money Market Fund, (seven of the funds constituting the Allmerica Investment Trust, hereafter referred to as the "Trust") at December 31, 1998, the results of each of their operations, the changes in each of their net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 23, 1999

                          Allmerica Investment Trust

                            REGULATORY DISCLOSURES

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios and are not authorized for distribution to prospective investors in the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, Allmerica Investment Trust, Variable Insurance Products Fund, Variable Insurance Products Fund II, Delaware Group Premium Fund International Equity Series, and T. Rowe Price International Stock Portfolio, which include important information related to charges and expenses.

                                CLIENT NOTICES
--------------------------------------------------------------------------------

Year 2000 (unaudited): Some computer software cannot distinguish between dates in the year 2000 and dates in the year 1900 because of the way that dates are encoded and calculated. The services provided to the Trust by the Manager, Sub-Advisers, Custodian and other external service providers depend on the proper functioning of their computer software. Failure to correct or replace any non-compliant software could adversely affect, among other things, the handling of securities trades, the payment of interest and dividends, the pricing of the Trust's securities and of the Trust's shares, and account services. The Trust has requested information from its service providers with respect to their plans to be Year 2000 compliant. The Trust has been advised by its service providers that they either are Year 2000 compliant now or expect to be compliant prior to December 31, 1999. However, there can be no guarantee that the Trust's operations will not be adversely affected by non-compliant computer systems of its service providers or other third parties which interact with such service providers.

                                  * * * * * *

This annual report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the Allmerica IRA contracts. Separate account financial statements are not provided.

                                 Allmerica IRA

Allmerica Financial is a diversified group of insurance and financial services companies. Established in 1844, First Allmerica Financial is the fifth oldest, and one of the most respected, life insurance companies in the nation. Our financial expertise, combined with a range of insurance and investment products, allows us to help you create sound financial solutions to meet your individual needs.

To be preceded or accompanied by the current prospectus. Read it carefully before investing.


                   The Allmerica IRA contract is issued by
     First Allmerica Financial Life Insurance Company and distributed by
                          Allmerica Investments, Inc.


                              [LOGO APPEARS HERE]


    First Allmerica Financial Life Insurance Company . Allmerica Financial
    Life Insurance and Annuity Company (licensed in all states except NY) .
        Allmerica Trust Company, N.A. . Allmerica Investments, Inc. .
Allmerica Investment Management Company, Inc. . The Hanover Insurance Company .
        AMGRO, Inc. . Allmerica Financial Alliance Insurance Company . Allmerica Asset Management, Inc. . Allmerica Financial Benefit Insurance
  Company . Sterling Risk Management Services, Inc. . Citizens Corporation .
       Citizens Insurance Company of America . Citizens Management Inc.
              440 Lincoln Street, Worcester, Massachusetts 01653


                              [LOGO APPEARS HERE]


10070 (12/98)